Exhibit 10.1

FOIA CONFIDENTIAL
TREATMENT REQUESTED

CREDIT AGREEMENT [HSH/AS B737-800]

dated as of October 19, 2005

among

ALASKA AIRLINES, INC.

as Borrower

EACH SENIOR LOAN PARTICIPANT

IDENTIFIED ON SCHEDULE I HERETO

Loan Participants,

and

HSH NORDBANK AG NEW YORK BRANCH

Security Agent

Vedder, Price, Kaufman & Kammholz, P.C.

SkyBlue Capital LLC

Schedules:
Schedule I	-	Notice and Account Information
Schedule II	-	Participations
Schedule III	-	Advances

Exhibits:
Exhibit A	-	Form of Funding Notice
Exhibit B	-	Form of Assignment Agreement
Exhibit C	-	Consent and Agreement to Mortgage and Security Agreement
Exhibit D	-	Consent and Agreement of CFM International, Inc.
Exhibit E	-	Aircraft Mortgage
Annex A	-	Definitions

i

CREDIT AGREEMENT [HSH/AS B737-800]

THIS CREDIT AGREEMENT [HSH/AS B737-800] dated as of October 19, 2005 is among (i) ALASKA AIRLINES, INC., an Alaska corporation (the “Borrower”), (ii) EACH LOAN PARTICIPANT IDENTIFIED ON SCHEDULE I HERETO, and (iv) HSH NORDBANK AG NEW YORK BRANCH, as the Security Agent acting on behalf of the Loan Participants.

W I T N E S S E T H:

WHEREAS, concurrently with the execution and delivery of this Agreement, the Borrower and the Security Agent are entering into the Mortgage and Security Agreement [HSH/AS B737-800] dated as of the date hereof (the “Mortgage”) pursuant to which the Borrower agrees, among other things, that Loan Certificates issued hereunder and all other obligations hereunder or under any other Operative Document will be secured by the mortgage and security interest created by the Borrower in favor of the Security Agent.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

Section 1. Certain Definitions. Except as otherwise defined in this Agreement, including its annexes, schedules and exhibits, terms used herein in capitalized form shall have the meanings attributed thereto in Annex A.

Unless the context otherwise requires, any reference herein to any of the Operative Documents refers to such document as it may be modified, amended or supplemented from time to time in accordance with its terms and the terms of each other agreement restricting the modification, amendment or supplement thereof.

Section 2. Commitments; Borrower’s Notice of Payment Dates; Closing Procedure.

2.1 Subject to the terms and conditions of this Agreement, each Loan Participant agrees to make a secured loan to the Borrower in respect of each Advance (herein called, for such Advance, a “Drawing”) on a Borrowing Date to be designated pursuant to Section 2.2, but in no event later than the Commitment Termination Date. In the case of each Loan Participant, such Drawing shall be equal to the lesser of (i) such Loan Participant’s Maximum Commitment minus the aggregate amount of outstanding Drawings made by such Loan Participant prior to such Borrowing Date and (ii) such Loan Participant’s Participation Percentage set forth opposite such Loan Participant’s name in Schedule II hereto [***] multiplied by the amount of such Advance (for each Loan Participant, such Loan Participant’s “Commitment” with respect to such Advance); provided that at no time shall the aggregate amount of Drawings made by the Loan Participants in respect of any Aircraft be more than

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[Credit Agreement HSH/AS B737-800]

[***]* of the Advance Payment Base Price for such Aircraft. The Drawings shall be made in separate series (each, a “Series”) with respect to each Aircraft.

If any Loan Participant shall default in its obligation to make the amount of its Commitment available pursuant to this Section 2.1 in respect of any Advance, no other Loan Participant shall have an obligation to increase the amount of its Commitment for such Advance and the obligations of the non-defaulting Loan Participants shall remain subject to the terms and conditions set forth in this Agreement. Without limiting the above, if the Security Agent disburses a Loan Participant’s Commitment in relation to an Advance without first having received funds from a Loan Participant, then the Loan Participant hereby indemnifies the Security Agent against any loss it may incur as a result of such failure to fund by the Loan Participant.

As more particularly set forth in Section 5, Borrower shall execute and deliver to each Loan Participant with appropriate insertions a Loan Certificate to evidence such Loan Participant’s Maximum Commitment. The Loan Certificates shall be issued such that each Loan Participant receives a Loan Certificate. Each Drawing shall be evidenced by this Agreement, the Loan Certificate with respect thereto, and notations made from time to time by each Loan Participant in its books and records, including computer records. Each Loan Participant shall record in its books and records, including computer records, the principal amount of the Drawings owing to it from time to time. Absent evidence to the contrary, each Loan Participant’s books and records shall constitute presumptive evidence of the accuracy of the information contained therein. Failure by any Loan Participant to make any such notation or record shall not affect the obligations of Borrower to such Loan Participant with respect to the repayment of its Drawings.

2.2 (a) The Borrower agrees to give the Security Agent at least five (5) Business Days’ prior written notice (the “Funding Notice”) of the Effective Date and the Borrowing Date for each Advance, which Borrowing Date shall be a Business Day not later than the Commitment Termination Date and shall not be a date before the scheduled date set forth in Schedule III for such Advance, which notice shall specify any funding instructions and shall be in substantially the form of Exhibit A. On the date of the execution and delivery of this Agreement and the satisfaction of the conditions precedent in Section 4.1 (the “Effective Date”), the Loan Participants shall make Drawings (subject to the limitations set forth in Section 2.1) in respect of certain Advances which were paid by Borrower prior to the Effective Date. The proceeds of such Drawings shall be paid to Borrower; provided, however, that Borrower shall remain responsible for, and shall have paid, its Cash Contribution for each Aircraft for which such Advances have been paid.

(b) In the event that any Drawing shall not be consummated in accordance with the terms hereof on the Effective Date or the Borrowing Date specified in a Funding Notice, the Loan Participants and the Borrower shall cooperate with each other to arrange a mutually acceptable postponement of such date provided that such date may not be more than 90 days

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[Credit Agreement HSH/AS B737-800]

after the Borrowing Date anticipated in Schedule III (the “Delayed Borrowing Date”). In the event that the Drawing shall not be consummated in accordance with the terms by 11:00 a.m. (New York time) on the Delayed Borrowing Date or, if earlier, the date on which the Borrower notifies the Loan Participants that the Drawing will not occur, the Loan Participants may cancel or terminate any funding arrangements that they may have made to enable them to fund their Commitments and the Borrower shall pay to each Loan Participant on demand their Break Amount (as reasonably determined by such Loan Participants and certified to the Borrower). In consideration of making their funds available on the Effective Date or the specified Borrowing Date, the Borrower shall compensate the Loan Participants for their net loss of earnings on such funds, by paying the Loan Participants interest on the aggregate amount thereof (calculated on the basis of a 360-day year and actual days elapsed) at a rate equal to the Loan Participants’ cost of funds for the period from and including the Effective Date or the specified Borrowing Date to but excluding the earlier of (x) the Business Day on which the Borrowing shall actually occur, (y) the Business Day on which the Borrower shall notify the Loan Participants that the Borrowing will not occur prior to the Delayed Borrowing Date (if such notice is given prior to 10:00 a.m. (New York time) or if later, until the Business Day subsequent to such notice date), or (z) the Delayed Borrowing Date.

2.3 On the Effective Date, each Loan Participant, through or on behalf of the Security Agent, agrees to pay the amount of its Commitment for the initial Advance to the Manufacturer by wire transferring (or by making other arrangements reasonably satisfactory to the Security Agent and the Manufacturer) such amounts to account or accounts specified in the applicable Funding Notice, subject to continued compliance with the limitations set forth in Section 2.1, to such other account as the Borrower shall direct the Security Agent in writing, from time to time to reimburse Borrower for previously funded Advances. On the Borrowing Date for each subsequent Drawing specified in a Borrower’s notice referred to in Section 2.2, subject to the terms and conditions of this Agreement, each Loan Participant, through or on behalf of the Security Agent, agrees to pay the amount of its Commitment for each such Advance directly to the Manufacturer by wiring such amounts to the account or accounts specified in the applicable Funding Notice.

2.4 The Borrower agrees that the actual transfer of the proceeds of Drawings to the bank designated by the Borrower for credit to the Manufacturer’s or the Borrower’s account (as applicable) maintained at such bank shall constitute conclusive evidence that the Drawings were made, and neither the failure of any Holder to endorse on the schedule attached to any Loan Certificate the amount of its Drawing, nor any failure of the bank designated by the Borrower to credit proceeds of a Drawing to the Manufacturer’s or the Borrower’s account (as applicable) maintained at such bank, nor any failure of the Manufacturer to credit proceeds of a Drawing to the account of the Borrower maintained on the books and records of the Manufacturer, shall affect the Borrower’s obligations hereunder.

The closing with respect to each Drawing shall take place at the offices of Vedder Price Kaufman & Kammholz, P.C., 805 Third Avenue, New York, New York 10022.

[Credit Agreement HSH/AS B737-800]

Section 3. Terms of Loan Certificates; Fees; Cancellation of Facility Amount and Renewal Options.

3.1 Each Loan Certificate shall bear interest and be repaid in accordance with the applicable terms of this Agreement and the Mortgage.

3.2 In consideration of the Loan Participants’ Commitments hereunder, the Borrower shall pay to the Security Agent for the account of each Loan Participant on the Effective Date the front end fee specified in the Fee Letter, based on the amount of US$172,000,000.

3.3 The Borrower shall pay to the Security Agent the Agency Fee specified in the Fee Letter [***].

3.4 The Borrower shall pay to the Security Agent for the account of each Loan Participant, the Commitment Fee [***]*

3.5 The Borrower may at any time permanently and irrevocably cancel or reduce some or all of the Facility Amount provided that such Facility Amount is not the subject of a Drawing or a Funding Notice, and further provided that such cancellation or reduction shall be a minimum of $5,000,000 and in $500,000 multiples thereof, and the amount thereof shall be specified in a written notice to the Security Agent five (5) Business Days before the effective date of such cancellation. A notice of cancellation under this Section 3.5 is irrevocable.*

3.6 [***]*

Section 4. Conditions.

4.1 Conditions Precedent to the Effectiveness of the Commitments. It is agreed that the Commitments of each Loan Participant and the effectiveness of this Agreement are subject to the satisfaction prior to or on the Effective Date of the following conditions precedent:

(a) The following documents shall have been duly authorized, executed and delivered by the party or parties thereto, shall each be satisfactory in form and substance to the Security Agent and (except for the [***]) shall be in full force and effect and executed counterparts shall have been delivered to the Security Agent and its counsel:

(i) the Mortgage;

(ii) a copy of the Boeing Purchase Agreement certified by the Secretary or an Assistant Secretary of the Borrower as being a true and accurate copy of the same, provided that such copy may be redacted and shall not include any pricing

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[Credit Agreement HSH/AS B737-800]

information therein or any provisions thereof not assigned, and also provided that, receipt of such document will be strictly subject to Section 13;

(iii) the Consent and Agreement;

(iv) such Loan Participant’s Loan Certificate; and

(v) [***]*

(b) The Security Agent (with sufficient copies for each Loan Participant) shall have received the following, in each case in form and substance satisfactory to it:

(i) a certificate of good standing and certified copy of the Articles of Incorporation and By-laws of the Borrower and a copy of resolutions of the board of directors of the Borrower or the executive committee thereof, certified by the Secretary or an Assistant Secretary of the Borrower, duly authorizing the execution, delivery and performance by the Borrower of this Agreement, the Mortgage and each other document required to be executed and delivered by the Borrower on each Delivery Date in accordance with the provisions hereof and thereof; and

(ii) a certificate of the Borrower as to the Person or Persons authorized to execute and deliver this Agreement, the other Operative Documents, and any other documents to be executed on behalf of the Borrower in connection with the transactions contemplated hereby and as to the signature of such person or persons.

(c) The Security Agent (with sufficient copies for each Loan Participant) shall have received opinions addressed to such Loan Participant and the Security Agent from the Legal Department for the Borrower in form and substance reasonably satisfactory to the addressees thereof.

(d) The Security Agent (with sufficient copies for each Loan Participant) shall have received an opinion addressed to such Loan Participant and the Security Agent from counsel to Manufacturer, in respect of the Boeing Purchase Agreement and the Consent and Agreement, in form and substance reasonably satisfactory to the addressees thereof.

(e) The Security Agent (with sufficient copies for each Loan Participant) shall have received a certificate of the Borrower that the aggregate amount of Advances in connection with each Aircraft shall be sufficient when paid to the Manufacturer in accordance with this Agreement to satisfy the obligation of the Borrower with respect to all advance payments due and payable for each such Aircraft (including payments by the Borrower specified in Section 4.1(f)) under the Boeing Purchase Agreement.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[Credit Agreement HSH/AS B737-800]

(f) Such Loan Participant shall have received evidence in form and substance reasonably satisfactory to such Loan Participant that Borrower shall have paid to Manufacturer its Cash Contribution in respect of the applicable Aircraft.

(g) In respect of Advances paid prior to the Effective Date, any liens over the Mortgage Estate granted by the Borrower to finance such Advances shall be released and terminated.

(h) A Uniform Commercial Code financing statement or statements covering all the security interests created by or pursuant to the granting clause of the Mortgage shall have been executed and delivered by the Borrower, and such financing statement or statements shall have been duly filed in all places deemed necessary or advisable in the opinion of counsel for the Loan Participants, and any additional Uniform Commercial Code financing statements deemed advisable by any Loan Participant or its counsel shall have been executed and delivered by the Borrower and duly filed and all other action shall have been taken as is deemed necessary or advisable, in the opinion of counsel for the Loan Participants, to establish and perfect the Security Agent’s security interest in the Boeing Purchase Agreement.

(i) Each Loan Participant shall have received from Vedder, Price, Kaufman & Kammholz, P.C., special counsel for the Loan Participants, an opinion satisfactory in substance and form to such Loan Participant, as to such matters incident to the transactions contemplated hereby as such Loan Participant may reasonably request.

(j) The Security Agent shall have received for the account of the Loan Participants the front end fee specified in Section 3.2 and, for its own account, the Agency Fee specified in Section 3.3. The Security Agent shall disburse to each Loan Participant such front end fee upon receipt thereof in the amounts due and payable to each Loan Participant as separately agreed.

(k) Since December 31, 2004, there shall have been no material and adverse change in the financial or operational condition of the Borrower and no event or circumstance shall have occurred which in the reasonable judgment of any Loan Participant had or would be reasonably likely to have a Material Adverse Effect.

4.2 Conditions Precedent to the Loan Participants’ Participation in each Advance. It is agreed that the obligations of each Loan Participant to lend all or any portion of its Commitment to the Borrower in respect of each Advance (including Advances made by Borrower or a third-party financier prior to the Effective Date) is subject to the satisfaction prior to or on the Borrowing Date for such Advance of the following conditions precedent:

(a) The Security Agent shall have received due notice with respect to the Borrowing Date for such Advance pursuant to Section 2 (or shall have waived such notice either in writing or as provided in Section 2).

(b) After the date of the execution and delivery of this Agreement, (A) no change shall have occurred in applicable law or regulations thereunder which would make it a violation of law or regulations for such Loan Participant to make such Advance, to acquire its Loan Certificate(s) or to realize the benefits of the security afforded by the Mortgage, and (B)

[Credit Agreement HSH/AS B737-800]

there shall have been no material and adverse change in the LIBO market which would materially impair the ability of a Loan Participant to make an Advance hereunder.

(c) The Borrower shall have paid to the Manufacturer its Cash Contribution in respect of the applicable Aircraft.

(d) On such Borrowing Date, (A) the representations and warranties of the Borrower contained in Section 7 shall be true and accurate as though made on and as of such date except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall be true and accurate on and as of such earlier date), (B) no event shall have occurred and be continuing which constitutes (or would, with the passage of time or the giving of notice or both, constitute) an Event of Default, (C) since December 31, 2004, there shall have been no change in the Borrower and its Subsidiaries which would amount to a Material Adverse Effect, and (D) no event or circumstance shall have occurred which in the reasonable judgment of any Holder had or would be reasonably likely to have a Material Adverse Effect.

(e) The Security Agent shall have received for the account of the Loan Participants all fees specified in Sections 3.2, 3.3 and 3.4 that are due and payable on or prior to such Borrowing Date. The Security Agent shall distribute to each Loan Participant such fees as separately agreed.

Section 5. The Certificates.

5.1 Form of Loan Certificates. The Loan Certificates shall each be substantially in the form set forth below, as follows:

[Credit Agreement HSH/AS B737-800]

ALASKA AIRLINES, INC.

LOAN CERTIFICATE

No.	New York, New York
Series:
$	[Effective Date]

Alaska Airlines, Inc. (the “Borrower”) hereby promises to pay to                                      (“Lender”), or registered transferees, the principal sum of                                               ($                    ), or, if less, the aggregate unpaid principal amount of all Drawings made by Lender to Borrower pursuant to that certain Credit Agreement [HSH/AS B737-800] of even date herewith among Borrower, Lender, HSH Nordbank AG New York Branch, as Security Agent thereunder and certain other lenders named therein, payable in full on the Final Repayment Date, together with interest on the unpaid principal amount hereof from time to time outstanding from and including the date hereof until such principal amount is paid in full. The Interest Periods for the Series of Drawings evidenced by this Note (and accordingly the Applicable Rates) can vary in accordance with the definition of Interest Period in the Credit Agreement. Interest shall accrue with respect to each Interest Period at the Applicable Rate in effect for such Interest Period and shall be payable in arrears on each Interest Payment Date and on the date this Loan Certificate is paid in full. This Loan Certificate shall bear interest at the applicable Past Due Rate on any principal hereof, and, to the extent permitted by applicable law, interest and other amounts due hereunder, not paid when due (whether at stated maturity, by acceleration or otherwise), for any period during which the same shall be overdue, payable on demand by the Holder hereof.

Interest shall be payable with respect to the first but not the last day of each Interest Period. Interest shall be calculated on the basis of a year of 360 days and actual number of days elapsed. If any sum payable hereunder falls due on a day which is not a Business Day, then such sum shall be payable on the next succeeding Business Day; provided that, in the case of principal of and interest hereon payable on an Interest Payment Date, if by virtue of such extension such payment would fall in the next succeeding month, such sum shall be payable on the next preceding Business Day.

Borrower hereby acknowledges and agrees that this note is one of the Loan Certificates referred to in, evidences indebtedness incurred under, and is subject to the terms and provisions of, the Credit Agreement including, without limitation, the repayment in full of a Series of Drawings made in respect of an Aircraft upon the Delivery Date of such Aircraft. The Credit Agreement, to which reference is hereby explicitly made, sets forth said terms and provisions, including those under which this Loan Certificate may or must be paid prior to its due date or may have its due date accelerated.

All payments of principal, Break Amount, if any, and interest and other amounts to be made to the Holder hereof or under the Mortgage and Security Agreement [HSH/AS B737-800] dated as of October 19, 2005 (as amended or supplemented from time to time, herein called the “Mortgage”, the terms defined therein and not otherwise defined herein being used herein with the same meanings) between the Borrower and HSH Nordbank AG New York Branch, as

[Credit Agreement HSH/AS B737-800]

Security Agent thereunder, shall be made in accordance with the terms of the Credit Agreement and the Mortgage.

Principal and interest and other amounts due hereon shall be payable in Dollars in immediately available funds prior to 1:00 p.m., New York, New York time, on the due date thereof, to the Security Agent at the Payment Office and the Security Agent shall, subject to the terms and conditions of the Mortgage, remit all such amounts so received by it to the Holder hereof in accordance with the terms of the Mortgage at such account or accounts at such financial institution or institutions as the Holder hereof shall have designated to the Security Agent in writing, in immediately available funds, such payment to be made, in the case of any such designated account in New York, New York, prior to 3:00 p.m., New York time, on the due date thereof. In the event the Security Agent shall fail to make any such payment as provided in the immediately foregoing sentence after its receipt of funds at the place and prior to the time specified above, the Security Agent agrees to compensate the Holder hereof for loss of use of funds in a commercially reasonable manner. All such payments by the Borrower and the Security Agent shall be made free and clear of and without reduction for or on account of all wire or other like charges.

Each Holder hereof, by its acceptance of this Loan Certificate, agrees that, except as otherwise expressly provided in the Mortgage, each payment received by it in respect hereof shall be applied, first, to the payment of any amount (other than the principal of or interest on this Loan Certificate) due in respect of this Loan Certificate, second, to the payment of interest hereon (as well as any interest on overdue principal and, to the extent permitted by law, interest and other amounts payable hereunder) due and payable hereunder, third, to the payment of the principal of this Loan Certificate then due, fourth, the balance, if any, remaining thereafter, to the payment of the principal of this Loan Certificate remaining unpaid, and fifth, in the manner set forth in clause “fifth” of Section 5.4(e) of the Credit Agreement.

This Loan Certificate is one of the Loan Certificates referred to in the Mortgage which have been or are to be issued by the Borrower pursuant to the terms of the Mortgage. The Mortgage Estate is held by the Security Agent as security, in part, for the Loan Certificates. Reference is hereby made to the Mortgage and the Credit Agreement referred to therein for a statement of the rights and obligations of the Holder hereof, and the nature and extent of the security for this Loan Certificate and of the rights and obligations of the other Holders, and the nature and extent of the security for the other Loan Certificates, as well as for a statement of the terms and conditions of the trusts created by the Mortgage, to all of which terms and conditions in the Mortgage and such Credit Agreement each Holder hereof agrees by its acceptance of this Loan Certificate.

There shall be maintained a Certificate Register for the purpose of registering transfers and exchanges of Loan Certificates at the office of the Security Agent set forth in the Credit Agreement or at the office of any successor security agent in the manner provided in Section 5.8 of the Credit Agreement. As provided in the Credit Agreement and the Mortgage and subject to certain limitations set forth therein, this Loan Certificate or any interest herein may, subject to the next following paragraph, be assigned or transferred, and the Loan Certificates are exchangeable for a like aggregate original principal amount of Loan Certificates of a like Series of any authorized denomination, as requested by the Holder surrendering the same.

[Credit Agreement HSH/AS B737-800]

Prior to the due presentment for registration of transfer of this Loan Certificate, the Borrower and the Security Agent shall deem and treat the person in whose name this Loan Certificate is registered on the Certificate Register as the absolute owner of this Loan Certificate and the Holder for the purpose of receiving payment of all amounts payable with respect to this Loan Certificate and for all other purposes whether or not this Loan Certificate is overdue, and neither the Borrower nor the Security Agent shall be affected by notice to the contrary.

This Loan Certificate is subject to prepayment as permitted by Sections 5.10 and 5.11 of the Credit Agreement and to acceleration by the Security Agent as provided in Section 3.1 of the Mortgage, and the Holder hereof, by its acceptance of this Loan Certificate, agrees to be bound by said provisions.

This Loan Certificate is subject to purchase by the Manufacturer following an Event of Default pursuant to the Consent and Agreement.

This Loan Certificate shall be governed by and construed in accordance with the law of the State of New York.

[Credit Agreement HSH/AS B737-800]

IN WITNESS WHEREOF, the Borrower has caused this Loan Certificate to be executed in its corporate name by its officer thereunto duly authorized, as of the date hereof.

ALASKA AIRLINES, INC.

By:
Name:
Title:

[Credit Agreement HSH/AS B737-800]

5.2 Terms of Loan Certificates; Drawings. (a) On the Effective Date, the Borrower shall issue a Loan Certificate to each Loan Participant in an aggregate original principal amount equal to such Loan Participant’s Maximum Commitment (or their respective nominees). The Borrower shall be entitled to make Drawings against each Loan Certificate in accordance with Sections 2.1 and 4.

(b) Each Loan Certificate shall bear interest on the unpaid principal amount thereof from time to time outstanding from and including the date thereof until such principal amount is paid in full. Such interest shall accrue with respect to each Interest Period at the Applicable Rate in effect for such Interest Period and shall be payable in arrears on each Interest Payment Date and on the date such Loan Certificate is paid in full. The Interest Periods for the Series of Drawings can vary in accordance with the definition of Interest Period. Interest shall be payable with respect to the first but not the last day of each Interest Period. Interest hereunder and under the Loan Certificates shall be calculated on the basis of a year of 360 days and actual number of days elapsed.

(c) If any sum payable under the Loan Certificates or under the Mortgage falls due on a day which is not a Business Day, then such sum shall be payable on the next succeeding Business Day; provided that, in the case of principal of and interest hereon payable on an Interest Payment Date, if by virtue of such extension such payment would fall in the next succeeding month, such sum shall be payable on the next preceding Business Day.

(d) The principal of the Drawings of each Series shall be due and payable in full upon the earlier of (i) the first Business Day of the month (being an Interest Payment Date) in which the Delivery Date of the Aircraft related to such Series shall occur, as notified by the Borrower to the Security Agent five (5) Business Days prior to such day; and (ii) the Final Repayment Date.

(e) Each Loan Certificate shall bear interest at the Past Due Rate on any principal thereof and, to the extent permitted by applicable law, interest (other than interest accrued at the Past Due Rate) and other amounts due thereunder and hereunder, not paid when due (whether at stated maturity, by acceleration or otherwise), for any period during which the same shall be overdue, payable on demand by the respective Holder given through the Security Agent.

(f) The Loan Certificates shall be executed on behalf of the Borrower by one of its authorized officers. Loan Certificates bearing the signatures of individuals who were at any time the proper officers of the Borrower shall bind the Borrower, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the delivery of such Loan Certificates or did not hold such offices at the respective dates of such Loan Certificates. No Loan Certificates shall be issued hereunder except those provided for in Section 5.2(a) and any Loan Certificates issued in exchange or replacement therefor pursuant to the terms of this Agreement.

5.3 Tax Forms. (a) The Security Agent agrees, to the extent required by applicable law, to withhold from each payment due hereunder or under any Loan Certificate United States

[Credit Agreement HSH/AS B737-800]

federal withholding taxes at the appropriate rate, and, on a timely basis, to deposit such amounts with an authorized depository and make such reports, filings and other reports in connection therewith, and in the manner, required under applicable law.

(b) The Security Agent shall furnish no later than March 15 of each year to each Holder a U.S. Treasury Form 1042-S (or similar forms as at any relevant time in effect), if applicable, indicating payment in full of any Taxes withheld from any payments by the Security Agent to such Holder together with all such other information and documents reasonably requested by such Holder and necessary or appropriate to enable such Person to substantiate a claim for credit or deduction with respect thereto for income tax purposes of any jurisdiction with respect to which such Person is required to file a tax return.

(c) The Security Agent need only perform its obligations under Sections 5.3(a) and (b) for a Holder which is a Non-U.S. Person, if such Holder has furnished to the Security Agent (and the Security Agent has furnished to the Borrower a copy of) either:

(i) a properly completed and currently effective U.S. Treasury Form W-8BEN (or such substitute or successor form as may be required by the United States Treasury Department) during the calendar year in which the payment is made (or at such other times as applicable law may require), and has not notified the Security Agent of the withdrawal of such Form prior to the date of each interest payment; or

(ii) a properly completed and currently effective U.S. Treasury Form W-8 ECI or other certificate or form establishing exemption from withholding of United States federal income tax during each calendar year in which the payment is made (or at such other times as applicable law may require), and has not notified the Security Agent of the withdrawal of such Form or certificate prior to the date of each interest payment, then no amount shall be withheld from payments under the Loan Certificates held by such Holder in respect of United States federal income tax.

(d) Each Holder shall indemnify and hold harmless the Security Agent and the Borrower against any claim for United States federal withholding taxes which the Security Agent improperly fails to withhold on payments to such Holder, except that, [***] with respect to such payment and withholding, the indemnification required by this Section shall apply only if such failure to withhold is a direct result of the failure by such Holder to provide the required certificate or Form or the invalidity of any certificate or Form provided by such Holder pursuant to this Section 5.3 (it being understood that the provision of such certificate or form shall constitute a representation by the relevant Holder as to such Holder’s qualification for complete exemption from United States federal gross income tax withholding or, in the event of a change in law or regulation for which the Borrower is obligated to hold harmless the Holder pursuant to Section 8, for partial exemption from such withholding).

5.4 Distribution of Funds Received. (a) The Security Agent shall establish and maintain an account (the “Payment Account”), into which all amounts payable hereunder shall be paid.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[Credit Agreement HSH/AS B737-800]

(b) Provided that no Event of Default has occurred and is then continuing, each installment of interest payable on the Loan Certificates shall be distributed as promptly as possible on or after the date that such amount is deposited in the Payment Account and becomes immediately available to the Security Agent:

First, to the Loan Participants ratably, without priority of one over the other, to the payment in full of the aggregate amount of interest due under the Loan Certificates in an amount equal to (i) accrued interest at the rate provided in each Loan Certificate, (ii) any overdue interest thereon, and (iii) Break Amount, if any;

Second, the balance, if any, thereof thereafter remaining to the Borrower or such other Person(s) as may then lawfully be entitled thereto.

(c) Provided that no Event of Default has occurred and is then continuing, upon the first Business Day of the month in which the Delivery Date of the related Aircraft occurs, each payment made by the Borrower as repayment of the relevant Series of Drawings shall be distributed as promptly as possible on or after the date that such amount is deposited in the Payment Account and becomes immediately available to the Security Agent:

First, to the Loan Participants ratably, without priority of one over the other, to the payment in full of the aggregate amount of interest due under the Loan Certificates in respect of the Series of Drawings being repaid in an amount equal to (i) accrued interest at the rate provided in each Loan Certificate, and (ii) any overdue interest thereon plus the Break Amount, if any, due to the Loan Participants in respect of such payment;

Second, to the Loan Participants ratably, without priority of one over the other, to the payment in full of the outstanding principal amount of the Series of Drawings made by the Loan Participants which is being repaid;

Third, the balance, if any, thereof thereafter remaining to the Borrower or such other Person(s) as may then lawfully be entitled thereto.

(d) Upon any partial optional repayment of the Loan Certificates pursuant to Section 5.11(a) hereof, the amount paid by Borrower shall be applied against the amounts which Borrower is obligated to pay in connection with such prepayment pursuant to Section 5.11(a) (it being understood that no prepayment shall be permitted under Section 5.11(a) unless the Borrower pays a sufficient amount to satisfy the amounts owed by it under Section 5.11(a) in connection with such prepayment).

(e) After an Event of Default shall have occurred, and so long as such Event of Default shall be continuing, all amounts deposited in the Payment Account and all proceeds resulting from a sale of any of the Mortgage Estate shall be applied in the following order of priority:

First, to the extent not theretofore paid by or on behalf of the Borrower, to pay all costs and expenses of the Security Agent incurred in connection with the performance of its duties hereunder or under any other Operative Document, including reasonable attorneys’ fees and expenses and all costs and expenses incurred by the Security Agent in connection with its

[Credit Agreement HSH/AS B737-800]

entering upon, taking possession of, holding, operating, managing, selling or otherwise disposing of the Mortgage Estate or any part thereof, any and all Taxes, assessments or other charges of any kind prior to the Lien of any Operative Document that the Security Agent determined in good faith to pay or be paid, and all amounts payable to the Security Agent hereunder or under any of the Operative Documents in respect of any indemnities or other obligations of the Borrower;

Second, to the Loan Participants ratably, without priority of one over the other, to the payment of all accrued and unpaid interest (including Break Amount, if any, and interest on account of overdue payments of principal and interest) then due the Loan Participants under this Agreement or any of Loan Certificates;

Third, to the Loan Participants ratably, without priority of one over the other, to the payment of any other amount, indebtedness or obligations (other than principal) due and payable to the Loan Participants under any Operative Documents;

Fourth, to the Loan Participants ratably, without priority of one over the other, to the payment in full of the principal amount of the Loan Certificates;

Fifth, the balance, if any, thereof thereafter remaining, to the Borrower or such other Person(s) as may then lawfully be entitled thereto.

If the Security Agent purchases and subsequently sells the Aircraft to a third party, any net sale proceeds (after deduction of all relevant costs, including maintenance, storage and insurance) which exceed the debt advances for such Aircraft shall be deposited in the Payment Account and distributed under this Section 5.4.

5.5 Method of Payment. Principal and interest and other amounts due hereunder or under the Loan Certificates or in respect hereof or thereof shall be payable in Dollars in immediately available funds prior to 1:00 p.m., New York, New York time, on the due date thereof, to the Security Agent at the Payment Office and the Security Agent shall, subject to the terms and conditions of Section 5.4, remit all such amounts so received by it to the Holders at such account or accounts at such financial institution or institutions as the Holders shall have designated to the Security Agent in writing, in immediately available funds for distribution to the relevant Holders, such payment to be made, in the case of any such designated account in New York, New York, prior to 3:00 p.m., New York time, on the due date thereof.

In the event the Security Agent shall fail to make any such payment as provided in the immediately foregoing sentence after its receipt of funds at the place and prior to the time specified above, the Security Agent agrees to compensate the Holders for loss of use of funds in a commercially reasonable manner.

All such payments by the Borrower and the Security Agent shall be made free and clear of and without reduction on account of all wire and other like charges. Prior to the due presentment for registration of transfer of any Loan Certificate, the Borrower and the Security Agent may deem and treat the Person in whose name any Loan Certificate is registered on the Certificate Register as the absolute owner of such Loan Certificate for the purpose of receiving payment of all amounts payable with respect to such Loan Certificate and for all other purposes

[Credit Agreement HSH/AS B737-800]

whether or not such Loan Certificate shall be overdue, and neither the Borrower nor the Security Agent shall be affected by any notice to the contrary.

If the Security Agent disburses funds on a payment date without first having received funds from the Borrower and if the Borrower subsequently fails to make such payment before the end of the day, then on the next Business Day on demand from the Security Agent, each Loan Participant which has received such funds will refund to the Security Agent the amount advanced by the Security Agent which such Loan Participant received.

5.6 Termination of Interest in Mortgage Estate. None of the Security Agent, any Loan Participant and any Holder shall, as such, have any further interest in, or other right with respect to, the Mortgage Estate with respect to any Aircraft when and if the principal amount of, Break Amount on, if any, interest on and other amounts due under all Drawings of the related Series held by such Holder and all other sums due to such Holder hereunder and under the other Operative Documents in respect of such Aircraft shall have been paid in full; provided, however, that the interests and rights of the Loan Participants in and with respect to the mortgage and security interests created by the Mortgage shall continue (except with respect to any Aircraft as to which the related Series of Drawings has been repaid) after all such amounts have been paid in full so long as the Commitments have not terminated. Upon payment in full of any Series of Drawings, the Security Agent shall release that portion of the Mortgage Estate which relates solely to the applicable Aircraft from the Lien of the Mortgage.

5.7 Registration, Transfer and Exchange of Loan Certificates. The Security Agent agrees with the Borrower that the Security Agent shall keep a register (herein sometimes referred to as the “Certificate Register”) in which provision shall be made for the registration of Loan Certificates of each Series and the registration of transfers of Loan Certificates of such Series.

Prior to the due presentment for registration of the transfer of any Loan Certificate, the Borrower and the Security Agent shall deem and treat the person in whose name such Loan Certificate is registered on the Certificate Register as the absolute owner of such Loan Certificate, and the Holder for the purpose of receiving payment of all amounts payable with respect to such Loan Certificate, and for all other purposes whether or not such Loan Certificate is overdue, and neither the Borrower nor the Security Agent shall be affected by notice to the contrary.

The Certificate Register shall be kept at the office of the Security Agent set forth in this Agreement or at the office of any successor Security Agent, and the Security Agent is hereby appointed “Certificate Registrar” for the purpose of registering Loan Certificates and transfers of Loan Certificates as herein provided.

Upon surrender for registration of transfer of any Loan Certificate at the office of the Security Agent set forth in this Agreement and upon delivery by the Security Agent to the Borrower of such surrendered Loan Certificate, the Borrower shall execute, and the Security Agent shall deliver, in the name of the designated transferee or transferees, one or more new Loan Certificates of a like aggregate principal amount.

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At the option of the Holder, its Loan Certificates may be exchanged for other Loan Certificates of any authorized denominations, of a like aggregate principal amount, upon surrender of the Loan Certificates to be exchanged at the office of the Security Agent specified in the Credit Agreement. Each new Loan Certificate issued upon transfer or exchange shall be in a principal amount of at least [***]* (except as may be necessary to evidence the entire outstanding principal amount of a Loan Certificate) and dated the Effective Date. Whenever any Loan Certificates are so surrendered for exchange, the Borrower shall execute and deliver the Loan Certificates which the Holder making the exchange is entitled to receive.

Each Holder may also assign to any assignee an interest in any Loan Certificate held by it and the Security Agent shall, upon receipt of a written request of such assignee, accompanied by such proof of such assignment as the Security Agent may reasonably require, register in the name of such assignee such interest in such Loan Certificate and thereafter such assignee shall be a Holder for all purposes of the Operative Documents (subject to any limitations in the instrument of assignment).

All Loan Certificates issued upon any registration of transfer or exchange of Loan Certificates shall be the valid obligations of the Borrower evidencing the same obligations, and entitled to the same security and benefits under the Mortgage and this Agreement, as the Loan Certificates surrendered upon such registration of transfer or exchange.

Every Loan Certificate presented or surrendered for registration of transfer or exchange, shall (if so required by the Security Agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Security Agent duly executed by the Holder thereof or his attorney duly authorized in writing, and the Security Agent may require evidence satisfactory to it as to the compliance of any such transfer with the Securities Act and the securities laws of any applicable state.

The Security Agent shall make a notation on each new Loan Certificate or Loan Certificates of the then available Commitment on the old Loan Certificate or Loan Certificates with respect to which such new Loan Certificate is issued, the current outstanding principal and the date to which interest accrued on such old Loan Certificate or Loan Certificates has been paid and the extent, if any, to which any interest therein has been subject to a registered assignment.

The Security Agent shall not be required to register the transfer of or exchange any surrendered Loan Certificates as above provided during the five calendar day period preceding the due date of any payment on such Loan Certificates.

Any Holder may transfer any or all of its Loan Certificates to any Person. The Borrower and the Security Agent shall treat the Person in whose name each Loan Certificate is

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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registered on the Certificate Register as the Holder with respect thereto for all purposes hereof until due presentment for registration of transfer as provided in this Section 5.7.

The Security Agent shall give the Borrower and each Holder notice of such transfer of a Loan Certificate under this Section 5.7.

5.8 Mutilated, Destroyed, Lost or Stolen Loan Certificates. If any Loan Certificate shall become mutilated, destroyed, lost or stolen, the Borrower shall, upon the written request of the affected Holder, execute and deliver in replacement thereof, a new Loan Certificate, in the same principal amount, dated the date of such Loan Certificate and designated as issued under the Mortgage.

If the Loan Certificate being replaced has become mutilated, such Loan Certificate shall be surrendered to the Security Agent and the original thereof shall be furnished to the Borrower by the Security Agent.

If the Loan Certificate being replaced has been destroyed, lost or stolen, the affected Holder shall furnish to the Borrower and the Security Agent such security or indemnity as may be reasonably required by them to hold the Borrower and the Security Agent harmless and evidence satisfactory to the Borrower and the Security Agent of the destruction, loss or theft of such Loan Certificate and of the ownership thereof, provided, however, that if the affected Holder is an original party to this Agreement or an Affiliate thereof, the written notice of such destruction, loss or theft and such ownership and the written undertaking of such Holder delivered to the Borrower and the Security Agent to hold harmless the Borrower and the Security Agent in respect of the execution and delivery of such new Loan Certificate shall be sufficient evidence, security and indemnity.

5.9 Payment of Expenses on Transfer. Upon the issuance of a new Loan Certificate or new Loan Certificates pursuant to Section 5.7 or 5.8, the Borrower and/or the Security Agent may require from the party requesting such new Loan Certificate or Loan Certificates payment of a sum sufficient to reimburse the Borrower and/or the Security Agent for, or to provide funds for, the payment of any tax or other governmental charge in connection therewith or any charges and expenses connected with such tax or other governmental charge paid or payable by the Borrower or the Security Agent, and any out of pocket expenses, including legal fees (for external counsel) incurred, of the Borrower or the Security Agent.

5.10 Prepayment. (a) On at least five Business Days prior written notice, the Borrower may prepay on the date specified in such notice of prepayment, in whole or in part, the Loan Certificates then outstanding at the principal amount thereof (or portion thereof to be repaid), and provided that any partial prepayment shall be in an aggregate original principal amount of at least $5,000,000 and in $500,000 multiples thereof, and the amount thereof shall be specified in such written notice. The Security Agent will give prompt notice of the Borrower’s intent to prepay to the Holders.

(b) Upon the occurrence of a cancellation of the Boeing Purchase Agreement with respect to any Aircraft for any reason whatsoever, the aggregate outstanding principal amount of all Drawings relating to such Aircraft shall become due and payable in 10 days, and

[Credit Agreement HSH/AS B737-800]

the Borrower shall prepay the Loan Certificates to the extent of such Drawings, together with accrued interest thereon to the date of prepayment plus any Break Amount and all other amounts due thereunder and hereunder and under the other Operative Documents with respect to such Aircraft to the Holders. The Security Agent will give notice of prepayment to the Holders under this Section 5.10(b) promptly.

(c) In the event that a Loan Participant is entitled to a payment under Section 5.13 or Section 8.2 (an “Affected Loan Participant”), the Borrower, the Security Agent and the Affected Loan Participant shall cooperate for a period of sixty (60) days to:

(i) first, restructure the Loan for the Affected Loan Participant so as to eliminate the need for any such payment (it being agreed that the Affected Loan Participant shall have no obligation to proceed with such restructuring to the extent such restructuring would:

(1) result in an adverse regulatory consequence for the Affected Loan Participant; or

(2) involve any unreimbursed or unindemnified cost for the Affected Loan Participant; or

(3) be inconsistent with the Affected Loan Participant’s internal policies); or

(ii) if no restructuring can be arranged, attempt, with the Borrower acting as marketing agent, to find an entity reasonably satisfactory to the Security Agent to purchase the Affected Loan Participant’s Loan Certificate and assume the Affected Loan Participant’s Commitment.

The Affected Loan Participant shall be paid (by the purchasing entity or the Borrower) the outstanding principal balance of its Loan Certificate, all accrued and unpaid interest thereon, any Break Amount incurred (calculated as if such purchase were a prepayment of such Affected Loan Participant’s Loan Certificate) and all other amounts owed to the Affected Loan Participant hereunder, thereunder or under any other Operative Document as a condition precedent to such purchase.

In the event the Borrower is unable to find a purchaser of the Affected Loan Participant’s Loan Certificate, then, so long as no Default or Event of Default shall have occurred and be continuing on at least five (5) Business Days’ prior written notice, the Borrower may prepay on the date specified in its notice of prepayment, in whole the Affected Loan Participant’s Loan Certificate at the principal amount thereof together with accrued and unpaid interest thereon to the date of prepayment plus the Break Amount, if any, and all other amounts due to the Affected Loan Participant hereunder, thereunder and under the other Operative Documents.

(d) In the event that the Manufacturer refunds any amounts under the Boeing Purchase Agreement relating to payments made thereunder for which proceeds of any Drawing were used to pay (or to reimburse the Borrower) or otherwise relating to any Aircraft, a principal

[Credit Agreement HSH/AS B737-800]

amount of the Drawings (and any Break Amount related thereto) relating to such Aircraft equal to such refund shall become immediately due and payable.

(e) Any notice of prepayment delivered pursuant to Sections 5.10(a), (b) or (c) shall be irrevocable and shall identify the amount to be prepaid and the Series of Drawings (if applicable) subject to prepayment.

5.11 Provisions Relating to Prepayment. (a) Notice of prepayment having been given, the principal amount of the Loan Certificates so to be prepaid, plus accrued interest thereon to the date of prepayment, together with the Break Amount, if any, shall become due and payable on the prepayment date.

(b) On the date fixed for prepayment under Section 5.10, immediately available funds in Dollars shall be deposited by the Borrower in the account of the Security Agent at the place and by the time and otherwise in the manner provided in Section 5.5, in an amount equal to the principal amount of Loan Certificates to be prepaid together with accrued and unpaid interest thereon to the date fixed for such prepayment, all Break Amounts, if any, and all other amounts due to the Holders of the Loan Certificates hereunder, thereunder and under the other Operative Documents.

(c) Each Holder of a Loan Certificate shall furnish to the Borrower, with a copy to the Security Agent, a certificate setting forth in reasonable detail the calculation of the Break Amount due to such Holder, which certificate shall be presumptively correct, absent manifest error.

5.12 Increased Costs. (a) The Borrower shall pay directly to each Holder from time to time such amounts as such Holder may determine to be necessary to compensate such Holder for any increase in actual costs that such Holder determines are attributable to its making or maintaining of its Commitment or the loans evidenced by its Loan Certificates or funding arrangements utilized in connection with such loans, or any reduction in any amount receivable by such Holder hereunder in respect of any of Commitments, such loans or such arrangements (such increases in costs and reductions in amounts receivable being herein called “Additional Costs”), resulting from any Regulatory Change that:

(i) imposes any tax that is the functional equivalent of any reserve, special deposit or similar requirement of the sort covered by Section 5.12(a)(ii); or

(ii) imposes or modifies any reserve, special deposit or similar requirements (including any Reserve Requirement) relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Holder (including, without limitation, any of such loans or any deposits referred to in the definition of “LIBO Rate” in Annex A), or any such obligations; or

(iii) imposes any other condition affecting this Agreement or the Loan Certificates (or any of such extensions of credit or liabilities) or any such obligation.

(b) Without limiting the effect of the foregoing provisions of this Section 5.12 (but without duplication), the Borrower shall pay directly to each Holder of a Loan Certificate

[Credit Agreement HSH/AS B737-800]

from time to time on request such amounts as such Holder may determine to be necessary to compensate such Holder (or, without duplication, the holding company of which such Holder is a subsidiary) for any increase in actual costs that it determines are attributable to the maintenance by such Holder (or any lending office or such holding company), pursuant to any law or regulation or any interpretation, directive or request (whether or not having the force of law and whether or not failure to comply therewith would be unlawful so long as compliance therewith is standard banking practice in the relevant jurisdiction) of any court or governmental or monetary authority following:

(i) any Regulatory Change; or

(ii) implementing any risk-based capital guideline or other similar requirement hereafter issued by any government or governmental or supervisory authority, of capital in respect of its Commitments or Loan Certificates or funding arrangements utilized in connection with the Loan Certificates; such compensation to include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of such Holder (or any lending office or such bank holding company) could have achieved but for such law, regulation, interpretation, directive or request.

(c) Each Holder shall notify the Borrower of any event occurring after the date of this Agreement entitling such Holder to compensation under Sections 5.12(a) or (b) as promptly as practicable, but in any event within 30 days, after such Holder obtains actual knowledge thereof, provided that:

(i) such Holder shall, with respect to compensation payable pursuant to this Section 5.12 in respect of any Additional Costs resulting from such event, only be entitled to payment under this Section 5.12 for Additional Costs incurred from and after the date such Holder does give such notice; and

(ii) each Holder will use commercially reasonable efforts (at the Borrower’s expense) to mitigate the amount of the Additional Costs associated with such event, including designating a different lending office for the Loan Certificates of such Holder affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Holder, result in any economic, legal or regulatory disadvantage to such Holder (other than economic disadvantages for which the Borrower agrees to indemnify such Holder and which indemnity is acceptable to such Holder in its discretion acting reasonably based on its credit assessment of the Borrower).

(d) Each Holder will furnish to the Borrower an officer’s certificate setting forth in reasonable detail:

(i) the events giving rise to such Additional Costs;

(ii) the basis for determining and allocating such Additional Costs; and

(iii) the amount of each request by such Holder for compensation under Sections 5.12(a) or (b) (subject, however, to any limitations such Holder may require in

[Credit Agreement HSH/AS B737-800]

respect of disclosure of confidential information relating to its capital structure), together with a statement that the determinations and allocations made in respect of the Additional Costs comply with the provisions of this Section 5.12 including as provided in the last proviso of this Section 5.12(c).

Determinations and allocations by any Holder for purposes of this Section 5.12 of the effect of any Regulatory Change pursuant to Section 5.12(a), or of the effect of capital maintained pursuant to Section 5.12(b), on its costs or rate of return of maintaining its Commitment or Loan Certificate or its funding, or on amounts receivable by it in respect of Loan Certificates, and of the amounts required to compensate such Holder under this Section 5.12, shall be conclusive absent manifest error, provided that such determinations and allocations are made on a reasonable basis and, in the case of allocations, are made fairly.

(e) The Borrower shall not be required to make payments under this Section to any Holder if (i) a claim hereunder arises through circumstances peculiar to such Holder and which do not affect commercial lenders in the same jurisdiction generally; (ii) such Holder is required by Section 5.12(f) to sell its Loan Certificates to a designated purchaser (which may be the Borrower) but fails to do so (other than as a result of such designated Person failing to purchase such Loan Certificates; (iii) such Holder is not also seeking indemnification against similar increased costs, to the extent it is entitled to do so, in transactions with substantial borrowers (it being agreed that an officer’s certificate to the contrary from any such Holder shall constitute conclusive evidence of such fact); or (iv) the claim arises out of a voluntary relocation by such Holder of its lending office (it being understood that any such relocation effected pursuant to Section 5.12(c)(ii) is not “voluntary”).

(f) If any Holder gives notice of a claim against the Borrower under Section 5.12(c), the Borrower shall have the right by notice to such Holder to request such Holder to sell, without representation or warranty (except for its own acts), its Loan Certificates on a Business Day not fewer than ten days after the giving of such notice (the “Purchase Date”) to a Person (which may be the Borrower) designated by the Borrower (the “Purchaser”) at a purchase price equal to either (A) the sum of (i) the aggregate outstanding principal amount of the Loan Certificates held by such Holder, plus (ii) accrued interest to the Purchase Date, plus (iii) any Break Amount as if such Loan Certificates were being prepaid pursuant to Section 5.10 plus (iv) all other amounts owing to such Holder under the Operative Documents, or (B) a lesser amount than the preceding clause (A), so long as the Borrower pays an additional amount sufficient to cover the amount of such shortfall (as compared to such clause (A)).

5.13 Illegality. Notwithstanding any other provision of this Agreement or the Mortgage, if any Holder (an “Illegal Holder”) shall notify the Security Agent that the introduction after the date of this Agreement of or any change after the date of this Agreement or any other Operative Document in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Holder to make, fund or allow to remain outstanding its Loan Certificate, then such Holder shall, promptly after becoming aware of the same, deliver to the Borrower through the Security Agent a certificate to that effect, and, if the Security Agent on behalf of such Holder so requires, the Borrower shall attempt to cure such illegality or otherwise, within 10 days of such notification, the Borrower shall prepay the aggregate outstanding principal amount of the Loan Certificate

[Credit Agreement HSH/AS B737-800]

held by such Illegal Holder in full, together with accrued interest thereon to the date of prepayment plus all Break Amount, if any, and all other amounts due thereunder and hereunder and under the other Operative Documents to such Illegal Holder.

Section 6. Extent of Interest of Holders. No Holder shall have any further interest in, or other right with respect to, the mortgage and security interests created by the Mortgage when and if the principal and interest on the Loan Certificate held by such Holder and all other sums payable to such Holder hereunder, under the Mortgage and under such Loan Certificate shall have been paid in full, provided, however, that the interests and rights of the Loan Participants in and with respect to the mortgage and security interests created by the Mortgage shall continue after all such amounts have been paid in full so long as the Commitments have not terminated.

Section 7. Borrower’s Representations and Warranties. The Borrower represents and warrants that on the date hereof and on each Borrowing Date:

(a) the Borrower is a corporation duly organized and validly existing in good standing pursuant to the laws of the State of Alaska; is duly qualified to do business as a foreign corporation in each jurisdiction in which its operations or the nature of its business requires, except where the failure to be so qualified would not have a Material Adverse Effect; is a U.S. Air Carrier; has its “location” (as such term is defined in Article 9 of the Uniform Commercial Code) in the State of Alaska; and has the corporate power and authority to engage in air transport and to carry on scheduled passenger service as presently conducted, to purchase the Aircraft under the Boeing Purchase Agreement and to enter into and perform its obligations under the Operative Documents;

(b) the execution, delivery and performance by the Borrower of the Operative Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Borrower, do not require any stockholder approval, or approval or consent of any trustee or holders of any indebtedness or obligations of the Borrower except such as have been duly obtained and are in full force and effect, and none of the execution, delivery or performance by Borrower of such Operative Documents contravenes any law, judgment, government rule, regulation or order binding on the Borrower or the Articles of Incorporation or By-laws of the Borrower or contravenes the provisions of, or constitutes a default under, or results in the creation of any Lien (other than Permitted Liens) upon the property of the Borrower under, any indenture, mortgage, contract or other agreement to which the Borrower is a party or by which it or its properties may be bound or affected;

(c) neither the execution and delivery by the Borrower of the Operative Documents nor the performance by the Borrower of its obligations thereunder requires the consent or approval of, the giving of notice to, or the registration with, or the taking of any other action in respect of any Federal, state or foreign government authority or agency, except for (A) the orders, permits, waivers, exemptions, authorizations and approvals of the regulatory authorities having jurisdiction over the operation of the Aircraft by the Borrower, which orders, permits, waivers, exemptions, authorizations and approvals, if any, concurrently required to be obtained and in full force and effect have been duly obtained and are in full force and effect except for those orders, permits, waivers, exemptions, authorizations and approvals the failure to obtain which would not have a Material Adverse Effect, and (B) any filings, registrations or

[Credit Agreement HSH/AS B737-800]

applications specifically described in this Agreement (the items referred to in (A) and (B) collectively referred to as “Permits”);

(d) the Operative Documents to which the Borrower is a party each constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with the terms thereof except as such enforceability may be limited by equitable principles or applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally;

(e) there is no pending or (to the best of Borrower’s knowledge) threatened action or proceeding before any court, arbitrator or administrative agency that individually (or in the aggregate in the case of any group of related lawsuits) is expected by the Borrower to have a Material Adverse Effect;

(f) except for the filing of financing statements (and continuation statements at periodic intervals) with respect to the interests created by such documents under the Uniform Commercial Code of Alaska and such other states as may be specified in the opinion furnished pursuant to Section 4.1(i) hereof, no further action, including any filing or recording of any document (including any financing statement in respect thereof under Article 9 of the Uniform Commercial Code of any applicable jurisdiction), is necessary or advisable in order to establish and perfect the first mortgage Lien on the Boeing Purchase Agreement (and, from the date of any Engine Warranty Substitution, the CFM Purchase Agreement) and the rest of the Mortgage Estate in favor of the Security Agent pursuant to the Mortgage in any applicable jurisdiction in the United States;

(g) there has not occurred any event which constitutes a Default or an Event of Default under the Mortgage which is presently continuing;

(h) the statements of financial position of the Borrower as of December 31 of the year prior to the Borrowing Date, and the related statements of earnings and cash flow of the Borrower in all material respects for the year and fiscal quarter, as the case may be, then ended, copies of which have been furnished to each Loan Participant, fairly present the financial condition of the Borrower at such date and the results of operations and cash flow of the Borrower for the period ended on such dates, in accordance with generally accepted accounting principles consistently applied, and subject, to normal year-end adjustments, and since December 31 of the year prior to the Borrowing Date, there has been no material and adverse change in such condition or operations;

(i) the Boeing Purchase Agreement (and, from the date of any Engine Warranty Substitution, the CFM Purchase Agreement) is in full force and effect and neither the Borrower nor, to the knowledge of the Borrower, the Manufacturer (or, from the date of any Engine Warranty Substitution, the Engine Manufacturer) is in default of any of its material obligations thereunder. Except as contemplated by the Mortgage and Liens granted to third-party financiers and released and terminated prior to the Effective Date, the Borrower has neither assigned nor granted any Lien in its rights under either Purchase Agreement in respect of any of the Aircraft or the Engines;

[Credit Agreement HSH/AS B737-800]

(j) assuming the Loan Participants are acquiring their Loan Certificates in the ordinary course of their normal business operations for their own accounts, the issuance of the Loan Certificates to the initial Loan Participants will not require registration of the Loan Certificates pursuant to the Securities Act;

(k) the Borrower has filed or caused to be filed all Federal, state, local and (in the Borrower’s opinion) foreign tax returns which are required to be filed and has paid or caused to be paid or provided adequate reserves for the payment of all taxes shown to be due and payable on such returns or (except to the extent being contested in good faith and by appropriate proceedings and for the payment of which adequate reserves have been provided in accordance with generally accepted accounting principles) on any assessment received by the Borrower, to the extent that such taxes have become due and payable, except such returns or taxes as to which the failure to file or pay, as the case may be, could not be reasonably expected to materially and adversely affect the assets, operations or financial condition, of the Borrower;

(l) the Borrower is not:

(i) to the best of its knowledge, in default under any indenture, mortgage, lease or credit agreement or under any other agreement or instrument of a material nature to which the Borrower is now a party or by which it is bound, and no event has occurred and is continuing which, under the provisions of any such indenture, mortgage, credit agreement or other material agreement or instrument, with the lapse of time or the giving of notice, or both, would constitute a default thereunder (it being understood that maintenance issues concerning leased or mortgaged aircraft that create technical defaults in relation to which no action has been taken by the relevant lessor or mortgagor are not, for the purposes of this representation, “defaults”); or

(ii) in violation of any law, order, injunction, decree, rule or regulation applicable to the Borrower of any court or administrative body, which default or violation would reasonably be expected to materially and adversely affect the operations or financial condition of the Borrower or the Borrower’s ability to execute, deliver and perform its obligations under the Operative Documents;

(m) (i) no material liability to the Pension Benefit Guaranty Corporation (other than liability for premiums) which would reasonably be expected to have a Material Adverse Effect has been incurred by the Borrower with respect to any Plan;

(ii) there has been no event or condition which presents a material risk of termination of any Plan by the Pension Benefit Guaranty Corporation which would reasonably be expected to have a Material Adverse Effect;

(iii) no accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, exists with respect to any Plan which would reasonably be expected to have a Material Adverse Effect; and

(iv) no amount of “withdrawal liability,” as that term is used in Section 4201 of ERISA, which would reasonably be expected to have a Material Adverse Effect has been or is expected to be incurred by the Borrower nor has the Borrower or

[Credit Agreement HSH/AS B737-800]

any affiliate of the Borrower been notified by any multi-employer plan (within the meaning of Section 3(37)(A) of ERISA) that such multi-employer plan is in reorganization or insolvency within the meaning of Section 4241 or Section 4245 of ERISA or that such multi-employer plan intends to terminate or has been terminated under Section 4041A of ERISA where such reorganization, insolvency or termination which would reasonably be expected to have a Material Adverse Effect (for purposes of this subclause (m), the term “affiliate” shall mean any corporation or person which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Borrower or is under common control (within the meaning of Section 414(c) of the Code) with the Borrower);

(n) the Borrower is not an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940 and the Borrower is not a “holding company” as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935;

(o) none of the information relating to any Aircraft, its price and/or any Delivery Date furnished by or on behalf of the Borrower to the Security Agent or any Loan Participant in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(p) no part of the proceeds of any Drawing hereunder will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board of Governors of the Federal Reserve, including Regulations U and X;

(q) the Security Agent has, or will have upon the filing of a UCC-1 in Alaska, a duly perfected first priority security interest in the Boeing Purchase Agreement and, from the date of any Engine Warranty Substitution, the CFM Purchase Agreement (subject to Permitted Liens);

(r) the Mortgage Estate is free and clear of all Liens (except Liens contemplated by the Mortgage and Permitted Liens);

(s) (i) there are no pre-delivery deposit payments or other advances with respect to any Aircraft other than the Advances listed on Schedule III (including, for the avoidance of doubt, the Engine Substitution Contribution);

(ii) the Borrower has paid in full all Advances which have become due and owing with respect to any Aircraft (including, without limitation, the Advances due and payable upon the execution of the Boeing Purchase Agreement) and has not received, directly or indirectly, any refund or credit from the Manufacturer with respect to any portion thereof;

[Credit Agreement HSH/AS B737-800]

(iii) Schedule III sets forth in full and accurate detail, with respect to each Aircraft:

(1) the aggregate amount of Advances made by the Borrower prior to the date hereof (net of any and all refunds and credits received from the Manufacturer prior to the date hereof) with respect to such Aircraft;

(2) the scheduled dates and amounts of each Advance due with respect to such Aircraft after the date hereof; and

(3) the scheduled delivery date for such Aircraft;

(iv) assuming that each Aircraft is delivered on its Delivery Date in the condition required by the terms of the Boeing Purchase Agreement, each of the Aircraft shall be in such condition as is necessary to be certified by the Federal Aviation Administration as to type and airworthiness and to meet the requirements necessary to obtain an airworthiness certificate under the Federal Aviation Act; and

(v) [***]*

(t) the Borrower has no financings with either the Manufacturer or the Engine Manufacturer which contain an event of default triggered by the failure of the Borrower to meet financial performance standards; and

(u) the value of the Security Agent’s Lien over the Purchase Agreements and its other rights in relation to the Purchase Agreements under the Operative Documents (with Purchase Agreements for the purpose of this Section 7(u) only to include all Excluded Provisions) is not adversely affected by the omission of the Excluded Provisions from the Purchase Agreements for the purposes of the Operative Documents, such that, the Security Agent would receive a higher price than the [***]* Price (as defined in the Consent and Agreement) were it not for the Security Agent’s rights over the Purchase Agreements excluding the Excluded Provisions, provided however, that the parties acknowledge that the Engine Substitution will affect the value of the Security Agent’s Lien, and that the representation in this Section 7(u) does not apply in relation to any Engine Substitution.

Section 8. Indemnities.

8.1 [***]*

8.2 Withholding Taxes.

(a) Except as provided in this Section 8.2, the Borrower shall have no liability to any Holder in the event any withholding Tax is imposed on payments made to holders of the Loan Certificate(s).

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[Credit Agreement HSH/AS B737-800]

(b) [***]*

8.3 Interest. The Borrower will pay to each Indemnitee on demand, to the extent permitted by applicable law, interest on any amount of indemnity not paid when due pursuant to this Section 8 until the same shall be paid, at the Past Due Rate.

Section 9. Covenants of the Borrower. The Borrower hereby covenants for the benefit of all Loan Participants, as follows:

(a) Borrower Merger. For so long as the Mortgage remains in force, the Borrower shall not enter into any merger or consolidation, or sell, transfer, lease or convey all or a substantial part of its assets, unless, only in the case of such merger or consolidation:

(i) no Default or Event of Default shall have occurred and be continuing or would result therefrom;

(ii) the Borrower is the surviving corporation or, if otherwise, such other Person or continuing corporation (herein called “Successor Corporation”) shall be a corporation incorporated under the laws of a state of the United States, shall be a U.S. Air Carrier, and after giving effect to such merger, consolidation, sale, transfer, lease or conveyance, the net worth of the Successor Corporation is not less than the greater of (1) the lesser of Borrower’s tangible net worth immediately before the Merger and Borrower’s tangible net worth on December 31, 2004 and (2) 75% of Borrower’s tangible net worth immediately before the Merger;

(iii) in the case of a Successor Corporation, such Successor Corporation shall:

(1) execute, prior to or contemporaneously with the consummation of such transaction, such agreements, if any, as are in the reasonable opinion of the Security Agent necessary or advisable to evidence the assumption by the Successor Corporation of liability for all of the obligations of the Borrower under the Mortgage and the other Operative Documents;

(2) make such recordings and filings, and take such other action with respect to the Operative Documents, as shall be necessary or advisable in the reasonable opinion of the Loan Participants to protect their security interest in the Aircraft and obtain all consents of Manufacturers to the extent necessary; and

(3) cause to be delivered to the Security Agent and the Loan Participants such legal opinions (which may be from in-house counsel) as any of

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[Credit Agreement HSH/AS B737-800]

them may reasonably request in connection with the matters specified in the preceding clauses (1) and (2).

Upon any consolidation or merger in accordance with this Section 9(a), the Successor Corporation shall succeed to, and be substituted for, and may exercise every right and power of, the Borrower under this Agreement with the same effect as if such Successor Corporation had been named as the Borrower herein.

(b) U.S. Air Carrier. The Borrower covenants and agrees that at all times it will be U.S. Air Carrier.

(c) Purchase Agreements. The Borrower shall:

(i) duly perform all of its obligations under each of the Purchase Agreements and take all actions necessary to keep the Purchase Agreements in full force and effect;

(ii) immediately notify the Security Agent of any material default (whether by the Borrower or the Manufacturer or the Engine Manufacturer) under or cancellation, termination or rescission or purported cancellation, termination or rescission of either Purchase Agreement of which it has notice specifying in reasonable detail the nature of such default, cancellation, rescission or termination;

(iii) not, without the Security Agent’s prior written consent, in any way modify, cancel, terminate or amend either Purchase Agreement in respect of the Aircraft against which Drawings are made (other than executing change notices as provided in Section 9(h) below), except as expressly permitted by the Mortgage or this Agreement;

(iv) notify the Security Agent of each Aircraft’s manufacturer’s serial number not less than six (6) months before the scheduled delivery date of that Aircraft, and notify the Security Agent of each Aircraft’s Engines’ manufacturer’s serial numbers no later than (A) thirty (30) days before the scheduled delivery date of that Aircraft; or (B) within five (5) Business Days of being advised of the Engines’ manufacturer’s serial numbers if the Borrower has not been informed of such serial numbers thirty (30) or more days prior to the scheduled delivery date of that Aircraft;

(v) not accept delivery of any Aircraft from the Manufacturer before either (A) repaying to the Loan Participants all amounts owing in respect of the Drawings relating to that Aircraft, or [***]* and

(vi) not effect an Engine Warranty Substitution unless: (A) the Engine Warranty Substitution shall in no way reduce the rights of, increase the obligations of, or

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

[Credit Agreement HSH/AS B737-800]

increase risk to the Loan Participants under the Operative Documents, (B) the Security Agent shall have first received the Engine Consent and Agreement, duly authorized, executed and delivered by the parties thereto, provided that, if any amendment is required to be made to the form of the Engine Consent and Agreement annexed in Exhibit D, the Loan Participants’ unanimous consent shall be obtained, (C) the Security Agent shall have received a copy of the CFM Purchase Agreement certified by the Secretary or an Assistant Secretary of the Borrower as being a true and accurate copy of the same, provided that such copy may be redacted and shall not include any pricing information thereon or any provisions thereof not assigned, and also provided that, receipt of such document shall be strictly subject to Section 13, (D) the Security Agent (with sufficient copies for each Loan Participant) shall have received opinions addressed to such Loan Participant and the Security Agent from the Borrower in relation to the Engine Substitution in form and substance reasonably satisfactory to the addressees thereof, and (E) if necessary, a Uniform Commercial Code financing statement shall have been filed to perfect the Security Agent’s interest in the CFM Purchase Agreement.

(d) Further Assurances. The Borrower covenants and agrees with each party hereto as follows:

(i) The Borrower will cause to be done, executed, acknowledged and delivered all and every such further acts, conveyances and assurances as any Holder shall reasonably require for accomplishing the purposes of this Agreement and the other Operative Documents; provided that any instrument or other document so executed by the Borrower will not expand any obligations or limit any rights of the Borrower in respect of the transactions contemplated by any Operative Documents.

(ii) The Borrower, at its expense, will take all actions (including the filing of financing statements under the Uniform Commercial Code in all applicable jurisdictions) to (A) cause the lien of the Mortgage to at all times be and remain a perfected Lien, and (B) establish the priority of the Mortgage with respect to the Mortgage Estate.

(iii) The Borrower shall pay all reasonable costs and expenses (including costs and disbursements of counsel) incurred by the Security Agent and the Holders after the date hereof in connection with (A) any supplements or amendments of the Operative Documents (including, without limitation, any related recording costs) (other than any supplement or amendment associated with the syndication or transfer of the Loan Certificates or the sale of participation interests therein), (B) any Default and any enforcement or collection proceedings resulting therefrom or in connection with the negotiation of any restructuring or “work-out” (whether or not consummated), (C) the enforcement of this Section 9, or (D) the registration of an Aircraft Mortgage or a breach of Section 9(c)(iv).

(e) Conduct of Business, Maintenance of Existence. The Borrower shall and shall cause its subsidiaries to (i) continue to engage in business of the same general type as conducted by the Borrower and its subsidiaries on the date hereof and (ii) except as expressly permitted by Section 9(a), preserve, renew and keep in full force and effect its respective

[Credit Agreement HSH/AS B737-800]

corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of business of the Borrower and any of its subsidiaries; provided that the Borrower shall not be required to maintain, and shall not be required to cause any of its subsidiaries to maintain, any such rights, privileges or franchises, if the failure to do so could not reasonably be expected to result in a Material Adverse Effect; comply with all contractual obligations and requirements of law, except to the extent that failure to comply therewith could not reasonably be expected to result in a Material Adverse Effect; and comply with the provisions of their respective certificates of incorporation, by-laws and other organizational documents.

(f) Maintenance of Property; Insurance. The Borrower shall, and shall cause its subsidiaries to, keep all property useful and necessary in the respective businesses of the Borrower and its subsidiaries in good working order and condition, normal wear and tear excepted; maintain with financially sound and reputable insurance companies insurance on all property material to the business of the Borrower and its subsidiaries in at least such amounts and against at least such risks (but including in any event public liability and product liability) as are usually insured against in the same general area by companies engaged in the same or a similar business; and furnish to any Holder, upon written request, information in reasonable detail as to the insurance carried, together with copies of certificates of insurance and other evidence of such insurance, if any.

(g) Inspection of Property; Books and Records; Discussions. The Borrower shall, and shall cause its subsidiaries to, keep proper books of records and account in which full, complete and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to the Borrower’s and its subsidiaries’ respective business and activities; and permit representatives of any Holder to visit and inspect any of the Borrower’s properties and examine and, to the extent reasonable, make abstracts from any of the Borrower’s non-confidential books and records and to discuss the business, operations, properties and financial and other condition of the Borrower and its subsidiaries with officers and employees of the Borrower, in each case at any reasonable time during normal business hours, upon reasonable notice to a responsible officer of the Borrower, and as often as may reasonably be desired at reasonable intervals, provided that non-disclosure agreements are executed or no non-public information is divulged other than to employees or advisers of the Holder who agree to hold the information confidential or regulatory agencies which oversee the Holder, it being understood that the Borrower is the principal subsidiary of a publicly traded company.

(h) Increase in [***]* Price. The Borrower shall not amend the detail specification for an Aircraft that would increase the [***]* Price by more than [***]*, unless the Borrower shall pay to the Manufacturer within 60 days of entering into such agreement the aggregate amount by which the increased [***]* Price exceeds [***]*.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

[Credit Agreement HSH/AS B737-800]

Section 10. Notices. All notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be in writing and shall be personally delivered or sent by registered or certified mail, postage prepaid, or by facsimile, or by prepaid courier service, and shall be effective upon receipt.

Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 10, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective telex address or facsimile numbers) as follows: (a) if to the Borrower or the Security Agent, to the addresses set forth in Section 7.6 of the Mortgage, (b) if to a Loan Participant, to the address set forth on Schedule I, or (c) if to any subsequent Holder, addressed to such Holder at its address set forth in the Certificate Register maintained pursuant to the Mortgage.

Section 11. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.

11.1 This Agreement shall in all respects be governed by, and construed in accordance with, the law of the State of New York.

11.2 Each party hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement against another party or its properties in the courts of any jurisdiction.

11.3 Each party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in Section 11.2. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

11.4 Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

11.5 EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED

[Credit Agreement HSH/AS B737-800]

HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 12. Invoices and Payment of Expenses. Each of the Security Agent and the Loan Participants shall promptly submit to the Borrower for its prompt approval copies of invoices of the Transaction Expenses (as defined below) as they are received. The Borrower agrees to pay Transaction Expenses promptly upon receipt of invoices of such Transaction Expenses. For the purposes hereof, “Transaction Expenses” means:

(a) with respect to the preparation, negotiation, execution and delivery of this Agreement and the payment or anticipated payment of each Advance on each Borrowing Date, the reasonable fees, expenses and disbursements of Vedder, Price, Kaufman & Kammholz, P.C., special counsel to the Loan Participants;

(b) all fees, taxes (including license, documentary, stamp, excise and property taxes) and other charges payable in connection with the recording or filing of instruments and financing statements; and

(c) each Loan Participant’s reasonable out-of-pocket costs and expenses relating to the negotiation and closing of this transaction.

Section 13. Confidentiality. Each of the Loan Participants and the Security Agent covenants and agrees to keep confidential, and not to disclose to any third parties, the Operative Documents and all non-public information received by it from the Borrower pursuant to the Operative Documents, provided that such information may be made available:

(a) to prospective and permitted transferees of a Loan Participant’s Loan Certificates or the Security Agent’s respective interest in the Mortgage Estate, who agree to hold such information confidential on the terms provided herein;

(b) to any Holder’s counsel or independent certified public accountants, independent insurance advisors or other agents who agree to hold such information confidential;

(c) as may be required by applicable law or by any statute, court or administrative order or decree or governmental ruling or regulation (or, in the case of any Holder, to any bank examiner or other regulatory personnel); or

(d) as may be necessary for purposes of enforcement of any Operative Document.

[Credit Agreement HSH/AS B737-800]

Section 14. Miscellaneous.

14.1 The representations, warranties, indemnities and agreements of the Borrower provided for in this Agreement and each party’s obligations under any and all thereof, shall survive the expiration or other termination of this Agreement or any other Operative Document, except as expressly provided herein or therein.

14.2 This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. Neither this Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified, except by an instrument in writing signed by the party or parties thereto.

14.3 (a) This Agreement shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and permitted assigns including each successive holder of any Loan Certificate(s) issued and delivered pursuant to this Agreement or the Mortgage whether or not an express assignment to any such holder of rights under the Agreement has been made.

(b) The Borrower may not assign any of its rights or obligations under this Agreement or the other Operative Documents except to the extent expressly provided thereby.

(i) Each Loan Participant may assign its Loan Certificate, in whole or in part, as provided in Section 5.7, which assignment shall be effected pursuant to an agreement substantially in the form of Exhibit B.

(ii) In addition, a Loan Participant may assign, in whole or in part (provided that each full or partial assignment shall be no less than [***]* and the result of any transfer does not increase the total number of Holders beyond [***]*), its Commitment in respect of any Advance to any other financial institution (so long as Borrower has no obligations under Sections 5.12 or 8 that result from such transfer that are higher than the obligations that would be payable to the transferor) having a net worth which demonstrates that such financial institution is capable of meeting its funding obligation in respect of the assigned Commitment, which assignment shall be effected pursuant to an agreement substantially in the form of Exhibit B hereto, appropriately modified to relate to the assignment of a Commitment.

(iii) Effective upon the assignment of any Commitment, the assigning Loan Participant shall be relieved of its obligations in respect of such Commitment to the extent the assignee thereof shall have become obligated in respect thereof.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

[Credit Agreement HSH/AS B737-800]

(iv) Notwithstanding the above, a Holder may not transfer any Loan Certificate or interest therein in violation of the Securities Act or applicable foreign or state securities laws.

(v) No Loan Participant shall have any obligation or duty to the Borrower, or to other Persons with respect to the transactions contemplated hereby except those obligations or duties of such Loan Participant expressly set forth in this Agreement and the other Operative Documents and no Loan Participant shall be liable for performance by any other party hereto of such other party’s obligations or duties hereunder. Without limitation of the generality of the foregoing, under no circumstances whatsoever shall any Loan Participant be liable to the Borrower for any action or inaction on the part of the Security Agent in connection with the transactions contemplated herein, whether or not such action or inaction is caused by willful misconduct or gross negligence of the Security Agent.

*     *     *

[Credit Agreement HSH/AS B737-800]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

ALASKA AIRLINES, INC., Borrower

By:	[***]
Name:	[***]
Title:	[***]

HSH NORDBANK AG NEW YORK BRANCH, Security Agent

By:	[***]
Name:	[***]
Title:	[***]

By:	[***]
Name:	[***]
Title:	[***]

LOAN PARTICIPANTS:

HSH NORDBANK AG NEW YORK BRANCH

By:	[***]
Name:	[***]
Title:	[***]

By:	[***]
Name:	[***]
Title:	[***]

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[Credit Agreement HSH/AS B737-800]

NORDDEUTSCHE LANDESBANK GIROZENTRALE

By:	[***]
Name:	[***]
Title:	[***]

By:	[***]
Name:	[***]
Title:	[***]

DEKABANK DEUTSCHE GIROZENTRALE

By:	[***]
Name:	[***]
Title:	[***]

By:	[***]
Name:	[***]
Title:	[***]

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[Credit Agreement HSH/AS B737-800]

SCHEDULE I

NOTICE & ACCOUNT INFORMATION

Loan Participants

HSH Nordbank AG New York Branch

230 Park Avenue

New York, NY 10169-0005

[***]*

Account Details:

[***]*

Norddeutsche Landesbank Girozentrale

Aircraft Finance Department

Friedrichswall 10

31059 Hannover

Germany [***]*

Account Details:

[***]*

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

SCHEDULE

[Credit Agreement HSH/AS B737-800]

DekaBank Deutsche Girozentrale

For documentary matters:

Taunusanlage 10

60329 Frankfurt

[***]*

Account Details:

[***]*

Security Agent

HSH Nordbank AG New York Branch

230 Park Avenue

New York, NY 10169-0005

[***]*

Account Details:

[***]*

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

SCHEDULE I

[Credit Agreement HSH/AS B737-800]

SCHEDULE II

PARTICIPATIONS*

Loan Participant	Participation Percentage	Maximum Commitment

HSH Nordbank AG New York Branch	[***]*	[***]*

Norddeutsche Landesbank Girozentrale	[***]*	[***]*

DekaBank Deutsche Girozentrale	[***]*	[***]*

Facility Amount		US$172,000,000

[***]*

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

SCHEDULE II

[Credit Agreement HSH/AS B737-800]

SCHEDULE III

ADVANCES*

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

SCHEDULE III

[Credit Agreement HSH/AS B737-800]

EXHIBIT A

FUNDING NOTICE [HSH/AS B737-800]

                    , 20

HSH Nordbank AG New York Branch

[ ]
[ ]

Attention: [                     ]

Fax: [                                ]

Re:	Predelivery Deposit Payment Financing for Alaska Airlines, Inc.

Ladies and Gentlemen:

Reference is hereby made to that certain Credit Agreement [HSH/AS B737-800] dated as of October 19, 2005 (the “Credit Agreement”; capitalized terms used herein without definition shall have the definitions set forth in the Credit Agreement) entered into among Alaska Airlines, Inc., as borrower (the “Borrower”), the institutions listed on Schedule I thereto, as senior loan participants (the “Loan Participants”) and HSH Nordbank AG New York Branch, as security agent (the “Security Agent”).

1. Pursuant to Section 2.2(a) of the Credit Agreement, Borrower hereby requests a Drawing in accordance with the following parameters:

(1)	Aircraft MSN:

(2)	Borrowing/Effective Date:

(3)	Advance Payment Base Price (“ABP”): $

(4)	Additional payment for engines made by Borrower: [***]*

(5)	Advance Amount: US$ ; % of ABP.

2. Please distribute the proceeds of the Drawing as follows: [Insert payment instructions]

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

EXHIBIT A

[Credit Agreement HSH/AS B737-800]

3. Borrower hereby confirms that the representations and warranties of the Borrower in Section 7 of the Credit Agreement are true and accurate on the date hereof as though made on the date hereof except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date).

4. In consideration of the Loan Participants making their funds available on the Borrowing Date specified in this Funding Notice, in the event that the Drawing does not take place on the Borrowing Date specified in this Funding Notice or in the event the Drawing takes place on any Delayed Borrowing Date, the Borrower shall compensate the Loan Participants for their net loss on such funds, including any LIBO Rate Break Amounts, by paying the Loan Participants interest on the aggregate amount thereof (calculated on the basis of a 360-day year and actual days elapsed) at a rate equal to the Loan Participants’ cost of funds for the period from and including the Borrowing Date specified in this Funding Notice to but excluding the earlier of (x) the Business Day on which the Borrowing Date shall actually occur, (y) the Business Day on which the Borrower shall notify the Loan Participants that the Borrowing will not occur prior to the Delayed Borrowing Date (if such notice is given prior to 10:00 a.m. (New York time) or if later, until the Business Day subsequent to such notice date), or (z) the Delayed Borrowing Date.

For the purposes of the first Drawing under this Funding Notice, the Credit Agreement shall be treated as executed and delivered even if it is yet to be executed and delivered.

The terms and provisions of this Funding Notice shall be binding upon and inure to the benefit of the Loan Participants and the Borrower and their successors and assigns.

This Funding Notice shall be governed by the internal laws of the State of New York.

Very truly yours,

ALASKA AIRLINES, INC.

By:
Name:
Title:

EXHIBIT A

[Credit Agreement HSH/AS B737-800]

EXHIBIT B

ASSIGNMENT AGREEMENT

ASSIGNMENT AGREEMENT [HSH/AS B737-800] dated as of                     ,          between                                                       (the “Assignee”) and                                                       (the “Assignor”).

RECITALS

WHEREAS, the Assignor is the holder of the Loan Certificate No.          dated as of                     ,          (the “Assignor’s Loan Certificate”) issued under the Credit Agreement [HSH/AS B737-800], dated as of October 19, 2005 (the “Credit Agreement”) between Alaska Airlines, Inc. (“Alaska”), the Loan Participants party thereto and HSH Nordbank AG New York Branch, as Security Agent (the “Security Agent”);

WHEREAS, the Assignor proposes to assign to the Assignee $                     of the $                     Assignor’s Loan Certificate and a pro rata portion of all of the rights and obligations of the Assignor under the Credit Agreement and the other Operative Documents (as defined below) in respect thereof, on the terms and subject to the conditions set forth herein, and the Assignee proposes to accept the assignment of such rights and obligations from the Assignor on such terms and subject to such conditions;

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

Section 1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

Section 2. Assignment.

(a) On                     ,          (the “Effective Date”), and on the terms and subject to the conditions set forth herein, the Assignor will sell, assign and transfer to the Assignee, without recourse to or representation, express or implied, by the Assignor (except as expressly set forth in Section 5 hereof), a $                     portion of the Assignor’s Loan Certificate and a pro rata portion of the rights and obligations of the Assignor under the Credit Agreement and the other Operative Documents in respect thereof (but not with respect to any indemnity or other claim, interest thereon at the Past Due Rate and breakage amounts, if any, accrued and unpaid as of the Effective Date or thereafter payable to the Assignor in respect of the period prior to the Effective Date), and the Assignee shall accept such assignment from the Assignor and assume all of the obligations of the Assignor accruing from and after the Effective Date under the Credit Agreement and the other Operative Documents relating to the Assignor’s Loan Certificate on such terms and subject to such conditions.

(b) Upon the satisfaction of the conditions set forth in Section 4, (A) the Assignee shall, on the Effective Date, succeed to the rights and be obligated to perform the obligations of a Loan Participant and Holder under the Credit Agreement and the other Operative Documents, and (B) the Assignor shall be released from its obligations under the Credit

EXHIBIT B

[Credit Agreement HSH/AS B737-800]

Agreement and the other Operative Documents accrued from and after the Effective Date, in each case to the extent such obligations have been assumed by the Assignee.

Section 3. Payments. As consideration for the sale, assignment and transfer contemplated in Section 2 hereof, the Assignee shall pay to the Assignor, on the Effective Date, in lawful currency of the United States and in immediately available funds, to the account specified below its signature on the signature pages hereof, an amount equal to $                    .

Section 4. Conditions. This Assignment Agreement shall be effective upon the due execution and delivery of this Assignment Agreement by the Assignor and the Assignee and the effectiveness of the assignment contemplated by Section 2 hereof is subject to:

(a) the receipt by the Assignor of the payment provided for in Section 3 [and the receipt by the Assignee of a front end fee in the amount of $            ] and

(b) the delivery to the Security Agent of the Assignor’s Loan Certificate, duly endorsed for [partial] transfer to the Assignee, together with a request in the form attached hereto as Exhibit A that a new Loan Certificate be issued to the Assignee and Assignor.

Section 5. Representations and Warranties of the Assignor. The Assignor represents and warrants as follows:

(a) the Assignor has full power and authority, and has taken all action necessary to execute and deliver this Assignment Agreement and any other documents required or permitted to be executed or delivered by it in connection with this Assignment Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Assignment Agreement, and no governmental authorizations or other authorizations are required in connection therewith;

(b) the Assignor’s interest in the Assignor’s Loan Certificate is free and clear of any and all Liens created by or through the Assignor;

(c) this Assignment Agreement constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with its terms; and

(d) the Assignor has received no written notice of any Default having occurred and continuing on the date of execution hereof.

Section 6. Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor and Borrower that:

(a) the Assignee has full power and authority, and has taken all action necessary to execute and deliver this Assignment Agreement and any and all other documents required or permitted to be executed or delivered by it in connection with this Assignment Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Assignment Agreement, and no governmental authorizations or other authorizations are required in connection therewith;

EXHIBIT B

[Credit Agreement HSH/AS B737-800]

(b) this Assignment Agreement constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with its terms; and

(c) the Assignee has fully reviewed the terms of the Operative Documents and has independently and without reliance upon the Assignor and based on such information as the Assignee has deemed appropriate, made its own credit analysis and decision to enter into this Assignment Agreement.

Section 7. Further Assurances. The Assignor and the Assignee hereby agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment Agreement.

Section 8. Governing Law. This Assignment Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

Section 9. Notices. All communications between the parties or notices in connection herewith shall be in writing, hand-delivered or sent by ordinary mail or facsimile, addressed as set forth on the signature pages hereof. All such communications and notices shall be effective upon receipt.

Section 10. Binding Effect. This Assignment Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 11. Integration of Terms. This Assignment Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and other writings with respect to the subject matter hereof.

Section 12. Counterparts. This Assignment Agreement may be executed in one or more counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same instrument.

EXHIBIT B

[Credit Agreement HSH/AS B737-800]

IN WITNESS WHEREOF, the parties have caused this Assignment Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

[ASSIGNEE]

By:
Name:
Title:

Address for Notices:

Wire Instructions:

[ASSIGNOR]

By:
Name:
Title:

Address for Notices:

Wire Instructions:

EXHIBIT B

[Credit Agreement HSH/AS B737-800]

EXHIBIT A TO ASSIGNMENT AGREEMENT

REQUEST FOR LOAN CERTIFICATE AND REGISTRATION

                    ,

To:	HSH Nordbank AG New York Branch,
as Security Agent

Ladies and Gentlemen:

We refer to the assignment by                                                               (the “Assignor”), of certain of its rights and obligations with respect to Loan Certificate No.              in the principal amount of $             (the “Assignor’s Loan Certificate”) to                                                       (the “Assignee”), pursuant to an Assignment Agreement [HSH/AS B737-800] dated as of                     ,              between the Assignor and the Assignee. Capitalized terms not otherwise defined herein shall have the meanings assigned thereto in such Assignment Agreement. The Assignor hereby delivers the Assignor’s Loan Certificate to HSH Nordbank AG New York Branch, in its capacity as Security Agent. The Assignor requests Alaska Airlines, Inc. to issue to (i) the Assignee a new Loan Certificate (the “New Loan Certificate”) in the principal amount of $             and (ii) to the Assignor a new Loan Certificate (the “Assignor’s New Loan Certificate”) in the principal amount of $            , each, with a [Borrowing Date] issue date.

The Security Agent is hereby instructed to pay all interest on the portion of the Assignor’s Loan Certificate being assigned hereunder accrued through the date hereof directly to the Assignor on the date such interest is payable and paid.

The Assignor requests the Security Agent to deliver the New Loan Certificate to the Assignee at its address set forth below and to deliver the Assignor’s New Loan Certificate to the undersigned.

Very truly yours,

[ASSIGNOR]

By:
Name:
Title:

EXHIBIT B

[Credit Agreement HSH/AS B737-800]

Address for Notices:

Wire Instructions:

[ASSIGNEE]

By:
Name:
Title:

Address for Notices:

Wire Instructions:

Accepted and Agreed:

HSH NORDBANK AG NEW YORK BRANCH, as Security Agent

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT B

[Credit Agreement HSH/AS B737-800]

EXHIBIT C

CONSENT AND AGREEMENT TO

MORTGAGE AND SECURITY AGREEMENT [HSH/AS B737-800]

THIS CONSENT AND AGREEMENT (“Consent”) entered into as of October         , 2005 is among Alaska Airlines, Inc. (“Alaska”), each Loan Participant identified on the signature pages hereto (together with their successors and assigns, “Loan Participants”), HSH Nordbank AG New York Branch, as Security Agent on behalf of each Loan Participant (“Assignee”) and The Boeing Company (“Manufacturer”).

RECITALS

A. Alaska and Assignee have heretofore entered into that certain Credit Agreement [HSH/AS B737-800] dated as of October 19, 2005 (“Credit Agreement”) among Alaska, the Loan Participants and Assignee, pursuant to which the Loan Participants have agreed to make certain funds available to Alaska in order to enable Alaska to meet certain of its deposit and advance payment obligations under the Boeing Purchase Agreement in respect of the Aircraft specified in the Mortgage (those aircraft that Alaska has agreed to purchase which the Loan Participants are funding are referred to hereinafter as the “Aircraft”).

B. Alaska and Assignee have entered into that certain Mortgage and Security Agreement [HSH/AS B737-800] dated as of October 19, 2005 (“Mortgage”), pursuant to which Alaska has granted to Assignee, on behalf of itself and the Loan Participants, a security interest in all of Alaska’s right and interest in and to the Boeing Purchase Agreement (for the avoidance of doubt excluding the Excluded Provisions, and subject to the Engine Substitution) with respect to the Aircraft to be delivered between June 2006 and April 2009, [***]* (the “Aircraft”) and its rights and interests, if any, in and to any and all equipment furnished by or on behalf of Alaska expressly designated to be placed on any of the Aircraft (the “Buyer Furnished Equipment”) in order to secure performance of Alaska under and in respect of the Operative Documents.

C. Alaska and Assignee wish to obtain Manufacturer’s consent to the Mortgage and Manufacturer is willing to grant such consent, all subject to and upon the terms and conditions provided herein.

NOW THEREFORE, in consideration of the mutual promises herein contained, the parties agree as follows:

1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Mortgage.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

EXHIBIT C

[Credit Agreement HSH/AS B737-800]

2. Consent of Manufacturer.

a. Manufacturer hereby acknowledges notice of the Mortgage and consents, subject to the terms and conditions of this Consent, to the assignment to Assignee of all of Alaska’s right and interest in and to the Boeing Purchase Agreement with respect to the Aircraft pursuant to the Mortgage.

b. Manufacturer agrees that this Consent constitutes the consent of Manufacturer as required by the Boeing Purchase Agreement.

c. Solely to the extent necessary to perfect Assignee’s security interest therein (but without making any representation or warranty with respect thereto or being subject to any liability whatsoever to the Assignee with respect to the Buyer Furnished Equipment except as expressly provided in this Consent) and subject to the terms and conditions of this Consent and the Boeing Purchase Agreement, Manufacturer agrees to hold the Buyer Furnished Equipment on behalf of Assignee.

3. Assignee’s Rights under the Mortgage.

a. Event of Default. Manufacturer acknowledges that, subject to the provisions of Paragraph 4 hereof, upon and after notice to Manufacturer by Assignee that an Event of Default under the Mortgage has occurred and is continuing and that Assignee is exercising its rights and remedies under the Mortgage, Assignee shall be entitled to make all demands, give all notices, take all actions and exercise all rights of “Customer” under and subject to the Boeing Purchase Agreement in respect of the Aircraft (and Alaska shall not be entitled to do so) including, if Assignee purchases an Aircraft, the right to all product support and warranties with respect thereto under the Boeing Purchase Agreement, to the extent assigned under the Mortgage. Manufacturer acknowledges that such rights of “Customer” include Assignee’s right to purchase the Aircraft and agrees that in such event, the purchase price for an Aircraft shall be equal to the [***]* Price (as defined below).

b. Cancellation of Boeing Purchase Agreement. Manufacturer agrees that (i) upon deciding to cancel the Boeing Purchase Agreement with respect to the rights related to any one or more of the Aircraft and / or (ii) a rejection of the Boeing Purchase Agreement by Alaska in bankruptcy or otherwise:

(i) it shall give Assignee written notice of its intent to cancel the Boeing Purchase Agreement; and

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

EXHIBIT C

[Credit Agreement HSH/AS B737-800]

(ii) the Assignee shall have the right, within [***]* Business Days of receipt of such notice, subject to the provisions of Paragraph 4 of this Consent, to give Manufacturer written notice of its irrevocable decision to assume all of the obligations of “Customer” under the cancelled Boeing Purchase Agreement insofar as it relates to any or all of the Aircraft by entering into a substitute purchase agreement with Manufacturer, relating to such Aircraft on terms and conditions substantially equivalent to those set out in the Boeing Purchase Agreement, as modified pursuant to an assignment agreement in the form of Annex 1 hereto.

If Assignee does so notify Manufacturer and enter into a substitute purchase agreement, then, subject to the terms of Paragraph 7 of this Consent, Assignee shall be entitled to make all demands, give all notices, take all actions and exercise all rights of “Customer” under and subject to the substitute purchase agreement and purchase the Aircraft for the [***]* Price (as defined below).

In such case, Assignee shall be entitled but not obliged to purchase from Alaska all buyer furnished equipment related to the cancelled Aircraft under the Boeing Purchase Agreement, in which Alaska has title or uncontested right to title on the same terms as a purchase by Manufacturer under the Boeing Purchase Agreement.

If no notice from Assignee is timely received, (i) Alaska and Assignee will be deemed to have waived all rights thereto, but Assignee may exercise its enforcement rights in and to the Aircraft under the Operative Documents, and (ii) immediately prior to the sale of any Aircraft by the Manufacturer, the Assignee shall release the Boeing Purchase Agreement to the extent relating to such Aircraft from the Lien of the Mortgage; provided, the Assignee shall retain its Lien to the extent necessary such that in connection with any such sale of the Aircraft by the Manufacturer, the purchase price received by the Manufacturer is to be distributed (A) first, to reimburse the Manufacturer for all costs, expenses and damages incurred by the Manufacturer as a result of the cancellation; (B) second, to the Manufacturer, for the payment of the final installment of the [***]* Price for the Aircraft; and (C) third, the balance to the Assignee for application and distribution in the manner set forth in the Credit Agreement and the Mortgage for payments received during the existence of an Event of Default.

In such case, Manufacturer shall be entitled but not obliged to purchase from Assignee or Alaska, as applicable, all Buyer Furnished Equipment related to the cancelled Aircraft under the Boeing Purchase Agreement, in which Assignee or Alaska, as appropriate, has title or an uncontested right to title.

To the extent Assignee exercises its right to be treated as “Customer” with respect to one or more Aircraft, Assignee shall be under no obligation to exercise such right with respect to any other Aircraft.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

EXHIBIT C

[Credit Agreement HSH/AS B737-800]

Notwithstanding any other provisions of this Consent, the Assignee’s obligations to the Manufacturer following an assignment hereunder shall be limited to complying with the terms of the Boeing Purchase Agreement, including, but not limited to (A) payment of the [***]* Price; (B) provision of an insurance certificate as required under Article 8.2.1 of the Aircraft General Terms Agreement; (C) the disclaimer and release under Exhibit C of the Aircraft General Terms Agreement; and (D) accepting delivery of the Aircraft.

c. Assignment. Manufacturer acknowledges that upon the occurrence of an Event of Default under the Mortgage and notice thereof by the Assignee to Manufacturer, subject to Section 4 hereof, the Assignee shall have the right to assign its rights in and to the Mortgage and this Consent (including the right to purchase Aircraft in accordance with Section 3 hereof), as a delivery assignment taking effect at or about delivery of the relevant Aircraft, pursuant to an assignment agreement in the form of Annex I hereto and any such permitted assignee shall be entitled to exercise the Assignee’s rights thereunder and hereunder; provided, that Assignee shall not assign without the Manufacturer’s prior written consent, [***]*. If there is any further assignment hereunder, the assignee shall be entitled to take delivery of the Aircraft including all assigned warranties by payment of the unpaid portion of the [***]* Price (as defined below), as assigned to the Assignee, but, unless otherwise agreed, without releasing the Assignor from its obligations to purchase the Aircraft under the Boeing Purchase Agreement. The Manufacturer further agrees that it will sell an appropriate support package to any further permitted assignee purchasing one or more Aircraft.

d. [***]*

4. Manufacturer’s [***]. At the time of exercise of its rights and remedies under Section 3 of the Mortgage and/or the exercise of Assignee’s purchase right under Section 3.a or 3.b hereof in respect of any Aircraft as a result of the occurrence of an Event of Default under the Mortgage, Assignee shall notify Manufacturer in writing.

[***]*

5. Alaska’s Waiver and Indemnity; No Release from Obligations.

a. Alaska hereby waives any rights which it may have pursuant to contract or law or otherwise against Manufacturer arising out of, or resulting from, the exercise by Assignee of its rights and remedies under the Mortgage or this Consent and agrees to indemnify and hold harmless Manufacturer, its successors and assigns, and their respective officers, directors and employees from and against any and all claims, losses or liabilities (including reasonable attorneys’ fees) resulting therefrom.

b. Alaska hereby agrees, expressly for the benefit of Manufacturer that notwithstanding anything contained in the Mortgage to the contrary: (i) Alaska shall at all times

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

EXHIBIT C

[Credit Agreement HSH/AS B737-800]

remain liable to Manufacturer under the Boeing Purchase Agreement to perform all duties and obligations of the “Customer” thereunder in respect of the Aircraft to the same extent as if the Mortgage and this Consent had not been executed, and (ii) the exercise by Assignee of any rights assigned under the Mortgage shall not release Alaska from any of its duties or obligations to Manufacturer under the Boeing Purchase Agreement except to the extent that such exercise by Assignee shall constitute performance of such duties or obligations.

6. Notices.

a. Alaska and Assignee agree, expressly for the benefit of Manufacturer, that for all purposes of the Mortgage, Manufacturer shall not be deemed to have knowledge of and need not recognize any event, condition, right, remedy or dispute affecting the interests of Alaska or Assignee under the Mortgage unless and until Manufacturer shall have received written notice thereof from Assignee addressed to its Vice President-Contracts, Boeing Commercial Airplanes, if by mail, at P.O. Box 3707, Mail Code 21-34, Seattle, Washington 98124 or to (425) 237-1706 if by fax. In acting in accordance with the Boeing Purchase Agreement and this Consent, Manufacturer may rely conclusively upon any such notice.

b. Manufacturer shall be entitled to rely conclusively upon any notice or instruction received by it from Assignee pursuant to the Mortgage or this Consent, and Manufacturer shall have no obligation to inquire as to the accuracy of such notice or instruction or as to the relative priority of rights of any person asserting rights in and to the Boeing Purchase Agreement and the Aircraft.

c. Except as provided in Paragraph 3 of this Consent, unless and until Assignee shall have notified Manufacturer that it is exercising its rights and remedies under the Mortgage, Alaska shall have all rights and obligations of “Customer” under the Boeing Purchase Agreement and Manufacturer shall have no duty to consult with or otherwise deal with Assignee concerning the Boeing Purchase Agreement or the Aircraft.

d. Without limiting the generality of the foregoing, prior to the receipt of Assignee’s written notice that it is exercising its remedies under the Mortgage, as provided in Paragraph 3(a) hereof, Manufacturer shall have no obligation to inquire as to whether Alaska has complied with the provisions of the Mortgage and shall be entitled to rely upon any notice, consent, waiver or other action taken by Alaska in connection with the Boeing Purchase Agreement.

e. Notice to Assignee hereunder shall be given by hand, first class, certified or registered mail, by a recognized overnight courier service or by fax (confirmed by mail or overnight courier) at 230 Park Avenue, New York, New York 10169-0005.

7. Rights Subject to the Boeing Purchase Agreement.

a. Assignee and each Loan Participant hereby agrees, expressly for the benefit of Manufacturer, that, notwithstanding anything contained in the Mortgage to the contrary (and without in any way releasing Alaska from any of its duties or obligations under the Boeing Purchase Agreement), insofar as the provisions of the Boeing Purchase Agreement relate to the Aircraft, in exercising any rights under the Boeing Purchase Agreement, or in making any

EXHIBIT C

[Credit Agreement HSH/AS B737-800]

claim with respect to the Aircraft or other things (including without limitation data, Materials (as defined in the Boeing Purchase Agreement), training and services) delivered or to be delivered pursuant to the Boeing Purchase Agreement, the terms and conditions of the Boeing Purchase Agreement, including without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF LIABILITIES in Article 11 of Part 2 of Exhibit C of the Aircraft General Terms Agreement, shall apply to and be binding upon Assignee to the same extent as if Assignee had been the original “Customer” thereunder. Assignee and each Loan Participant further agrees, expressly for the benefit of Manufacturer, that at any time and from time to time upon the written request of Manufacturer, it shall promptly and duly execute and deliver any and all such further assurances, instruments and documents and take all such further action as Manufacturer may reasonably request in order to obtain the full benefits of its agreements set forth in this paragraph.

b. Except as otherwise expressly provided in this Consent, the execution and delivery by Manufacturer of this Consent and the performance by Manufacturer of its obligations hereunder shall not be regarded as having created or imposed upon Manufacturer any increased or additional obligations or undertakings or any increased or additional limitations to the rights and duties on its part than are contained in the Boeing Purchase Agreement as a result of entering into this Consent. Manufacturer shall not be required to divest itself of title to or possession of the Aircraft or any other thing to be delivered under the Boeing Purchase Agreement until delivery and transfer thereof and payment therefor, as provided in the Boeing Purchase Agreement, or to take any action with respect to the Boeing Purchase Agreement or the Aircraft in any manner inconsistent with applicable law (including, without limitation, any bankruptcy or other court order, ruling or finding).

8. Application of Deposits and Advance Payments. The parties hereto acknowledge and agree that (i) in the event Assignee exercises its rights under the Mortgage and purchases any Aircraft, the deposits and advance payments made under the Boeing Purchase Agreement with respect to such Aircraft shall be applied toward the purchase price of such Aircraft and (ii) in the event the Boeing Purchase Agreement is cancelled with respect to any Aircraft, deposits, credits and advanced payments made (or deemed made) under the Boeing Purchase Agreement with respect to such Aircraft shall be dealt with in accordance with the terms of the cancelled Boeing Purchase Agreement and applicable law.

9. Indemnification of Manufacturer by the Assignee. Assignee agrees to indemnify, defend and hold harmless Manufacturer, its successors and assigns, and their respective officers, directors and employees (collectively, the “Indemnitees”) and each an “Indemnitee”) from and against any and all claims, losses, obligations, damages, penalties, actions, judgments, suits, costs, expenses and disbursements and liabilities of any kind whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for such Indemnitees) which may be imposed on, incurred by, or asserted against such Indemnitees in any manner resulting from or arising out of the exercise by Assignee of its rights or remedies under the Mortgage or this Consent, if and only if it is determined by the final judgment of a court of competent jurisdiction that Assignee was not entitled to exercise such rights or remedies or that such rights or remedies were exercised contrary to the provisions of this Consent, the Mortgage or applicable law.

EXHIBIT C

[Credit Agreement HSH/AS B737-800]

Notwithstanding the previous sentence, Assignee will not indemnify any Indemnitee who has been determined by the final judgment of a court of competent jurisdiction to have acted with gross negligence with regard to the matter for which indemnification is sought, provided that to the extent that any indemnity arises out of the terms of the Boeing Purchase Agreement, such indemnification will be available in accordance with the terms of the Boeing Purchase Agreement.

If any Indemnitee hereunder has knowledge of any liability hereby indemnified against, it shall give prompt written notice thereof to Assignee. Assignee shall have the right to investigate, defend or compromise any claim for which indemnification is sought and each Indemnitee hereunder shall cooperate with the reasonable requests of Assignee with respect thereto.

10. Manufacturer’s Representations and Warranties. Manufacturer hereby represents and warrants to Alaska, Assignee and each Loan Participant that:

a. Manufacturer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business as a foreign corporation in the State of Washington.

b. Manufacturer has all requisite corporate power and authority to execute, deliver and perform its obligations under this Consent and the execution, delivery and performance of this Consent have been duly authorized by all necessary corporate action on the part of Manufacturer.

c. Each of the Boeing Purchase Agreement and this Consent has been duly executed and delivered by Manufacturer and constitutes the legally valid and binding obligation of Manufacturer, enforceable against Manufacturer in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and general principles of equity (regardless of whether such enforceability is at issue in the proceeding in equity or at law).

d. Set forth on Schedule I hereto, with respect to each Aircraft, is (1) the current Scheduled Delivery Date of such Aircraft, (2) the aggregate amount of Advances received by the Manufacturer prior to the date hereof with respect to such Aircraft, (3) the remaining scheduled dates and amounts of Advances with respect to such Aircraft due after the date hereof and (4) the estimated purchase price as of the currently Scheduled Delivery Date for such Aircraft.

e. In the event the Manufacturer releases Alaska from its obligations under the Boeing Purchase Agreement to purchase an Aircraft prior to the expiration of the applicable period in Section 3.b hereof, the Manufacturer shall pay to the Assignee in full the Series of Drawings made by the Loan Participants with respect to such Aircraft, together with all interest accrued and unpaid thereon under the Loan Certificates (to a maximum of nine (9) months interest), and all other amounts due and payable in respect of such Drawings under the Operative Documents.

EXHIBIT C

[Credit Agreement HSH/AS B737-800]

f. Manufacturer will not convey clear title to any of the Aircraft to Alaska without confirmation from the Security Agent that all amounts due and owing from Alaska to the Loan Participants with respect to such Aircraft have been paid in full (or arrangements are in place to repay the Loan Participants simultaneously with such conveyance), but may require Alaska to take delivery and convey title subject to the Lien of the Assignee, provided that, the Manufacturer must first furnish to the Assignee, at the same time as it is furnished to Alaska, a copy of monthly correspondence providing forecast target delivery date information relating to such Aircraft beginning six months prior to the delivery of the Aircraft and further provided that a report is issued one month prior to the Aircraft delivery month that includes notification of such Aircraft’s Engine serial numbers and a specific target delivery date, and also provided that any change to the specific target delivery date shall be provided by the Manufacturer to the Assignee at the same time as such information is provided to Alaska.

11. Manufacturer’s Covenants. Manufacturer hereby covenants to Alaska, Assignee and each Loan Participant that:

a. Manufacturer will remain liable to observe and perform all the conditions and obligations to be observed and performed by it under the Boeing Purchase Agreement in accordance with the terms and conditions thereof and, subject to the terms of the Boeing Purchase Agreement, the Mortgage and this Consent, all of Manufacturer’s obligations under the Boeing Purchase Agreement will inure to the benefit of Assignee as though Assignee were named “Customer” thereunder;

b. [***]*

c. Manufacturer will not assert any lien or claim against any Aircraft after payment in full for that Aircraft under and in accordance with the Boeing Purchase Agreement.

12. GOVERNING LAW. THIS CONSENT WILL BE INTERPRETED UNDER AND GOVERNED BY THE LAWS OF THE STATE OF WASHINGTON, U.S.A., EXCEPT THAT WASHINGTON’S CHOICE OF LAW RULES SHALL NOT BE INVOKED FOR THE PURPOSE OF APPLYING THE LAW OF ANOTHER JURISDICTION.

13. Counterparts. This Consent may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

EXHIBIT C

[Credit Agreement HSH/AS B737-800]

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed by their respective officers or agents as of the date first above written.

ALASKA AIRLINES, INC.

By:
Name:
Title:

ASSIGNEE:

HSH NORDBANK AG NEW YORK BRANCH, as Security Agent

By:
Name:
Title:

By:
Name:
Title:

MANUFACTURER:

THE BOEING COMPANY

By:
Name:
Title:

SENIOR LOAN PARTICIPANTS:

HSH NORDBANK AG NEW YORK BRANCH

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT C

[Credit Agreement HSH/AS B737-800]

NORDDEUTSCHE LANDESBANK GIROZENTRALE

By:
Name:
Title:

By:
Name:
Title:

DEKABANK DEUTSCHE GIROZENTRALE

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT C

[Credit Agreement HSH/AS B737-800]

ANNEX I

PURCHASE AGREEMENT ASSIGNMENT

Dated

[                    ]

between

HSH NORDBANK AG NEW YORK BRANCH,

not individually, but solely as Security Agent, on behalf

of the Loan Participants,

Assignor

and

Assignee

EXHIBIT C

[Credit Agreement HSH/AS B737-800]

PURCHASE AGREEMENT ASSIGNMENT

THIS PURCHASE AGREEMENT ASSIGNMENT dated                 ,          between HSH NORDBANK AG NEW YORK BRANCH, not individually, but solely as Security Agent on behalf of the Loan Participants under the Credit Agreement (as defined below) (“Assignor”), and                                         , (“Assignee”).

W I T N E S S E T H:

WHEREAS, Alaska Airlines, Inc. (“Alaska”) has entered into the Purchase Agreement (as hereinafter defined) with Manufacturer (as hereinafter defined) pursuant to which, among other things, Manufacturer has agreed to sell to Alaska, and Alaska has agreed to purchase from Manufacturer, the Aircraft (as hereinafter defined);

WHEREAS, Alaska has entered into a Credit Agreement [HSH/AS B737-800] dated as of October 19, 2005 (“Credit Agreement”) among Alaska, Assignor, as Security Agent and HSH Nordbank AG New York Branch, Norddeutsche Landesbank Girozentrale and DekaBank Deutsche Girozentrale (together with their successors and assigns, the “Loan Participants”);

WHEREAS, Alaska and Assignor have entered into a Mortgage and Security Agreement [HSH/AS B737-800] dated as of October 19, 2005 (“Mortgage”), pursuant to which Alaska has granted to Assignor a security interest in all of Alaska’s right and interest in and to the Purchase Agreement with respect to the Aircraft in order to secure payment and performance by Alaska of its obligations under and in respect of the Operative Documents, including the Credit Agreement;

WHEREAS, pursuant to the Mortgage, and the Consent and Agreement to Mortgage and Security Agreement executed by the Manufacturer in connection with the Credit Agreement, Assignor has the right, following an Event of Default under the Mortgage, to purchase the Aircraft from the Manufacturer;

WHEREAS, an Event of Default under the Mortgage has occurred and is continuing; and

WHEREAS, Assignee wishes to acquire the Aircraft and Assignor, on the terms and conditions herein and in the Consent and Agreement of the Manufacturer attached hereto as Exhibit A, desires to assign to Assignee all of Assignor’s rights and interests in and under the Purchase Agreement relating to the Aircraft, and Assignee desires to accept such assignment, as hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the parties hereto agree as follows:

Section 1. Definitions. For all purposes of this Assignment, except as otherwise expressly provided for or unless the context otherwise requires, the following terms shall have the following meanings:

“Aircraft” means those certain Boeing Model B737-800 Aircraft, as the case may be, bearing manufacturer’s serial numbers [Insert], including [Insert number] CFM International

EXHIBIT C

[Credit Agreement HSH/AS B737-800]

Model 56-7B26 engines bearing manufacturer’s serial numbers [Insert serial numbers] in the configuration (including all optional features and customer furnished equipment) specified in the Purchase Agreement, together with, as the context permits, the aircraft and engine manuals, records and other technical documents delivered therewith under each of the Purchase Agreements.

“Buyer Furnished Equipment” means the equipment purchased by Alaska and supplied to the Manufacturer to be incorporated into an Aircraft as contemplated by the Boeing Purchase Agreement.

“Consent and Agreement” means a consent and agreement substantially in the form of Exhibit A attached hereto.

“Engine Substitution” means [***]*

“Excluded Provisions” means, in relation to the Purchase Agreement, property, data, services, support and other rights of Alaska not expressly assigned pursuant to the Mortgage, including terms extended by the Manufacturer to Alaska based on (i) the overall business relationship of the parties, or (ii) the consideration to be received from Alaska under the Purchase Agreement (including without limitation the number of Aircraft purchased or to be purchased by Alaska under the Purchase Agreement), and including rights made available for the benefit of Alaska only during such time as Alaska is the owner or operator of the Aircraft.

“Manufacturer” shall mean The Boeing Company, a Delaware corporation, and its successors and assigns.

“Purchase Agreement” means that certain Purchase Agreement Number 2497 dated as of June 15, 2005 between Manufacturer and Alaska incorporated by reference with that certain Aircraft General Terms Agreement AGTA-ASA dated as of June 15, 2005 between Manufacturer and Alaska, in each case only to the extent relating to the Aircraft and including Exhibits A and B, Supplemental Exhibits AE1, BFE1, CS1, EE1 and SLP1 and Letter Agreements 2497-1 through 2497-6 (inclusive) [***] but excluding any and all other Letter Agreements and the Excluded Provisions.

“Purchase Agreement Assignment”, “this Agreement” or “this Assignment” shall mean this Purchase Agreement Assignment.

“Purchase Price” shall mean the full invoice price for the Aircraft as specified in the invoice for the Aircraft to be delivered by the Manufacturer pursuant to the Purchase Agreement (plus the Buyer Furnished Equipment if and to the extent that it has not been provided to the Manufacturer free of charge).

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

EXHIBIT C

[Credit Agreement HSH/AS B737-800]

All other terms used herein in capitalized form which are defined in the Credit Agreement and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

Section 2. Assignment. Assignor does hereby assign, transfer and set over unto Assignee all of Assignor’s right, title and interest in and to the Purchase Agreement, as and to the extent that such right, title and interest relate to the Aircraft and the purchase and operation thereof, including, without limitation:

(a) the right to purchase one or more Aircraft pursuant to and in accordance with the Purchase Agreement upon valid tender by the Manufacturer (provided that the Assignee may purchase one Aircraft without incurring an obligation to purchase any other Aircraft),

(b) the right to accept delivery of the Aircraft, such acceptance to be exercised by an authorized representative of Assignee (provided that Manufacturer shall have received the written notice in advance of the identity and authority of such authorized representative),

(c) the right to take title to the Aircraft and to be named as the purchaser in the bill of sale (the “Bill of Sale”) to be delivered by the Manufacturer,

(d) all claims for damages in respect of the Aircraft arising as a result of any default by the Manufacturer under the Purchase Agreement or by any vendor or other supplier of aircraft engines or other parts or equipment installed on or in the Aircraft referred to therein, including, without limitation, all warranty, service life policy, aircraft performance guarantee and indemnity provisions contained in the Purchase Agreement and all claims thereunder and

(e) any and all rights of Assignor to compel performance of the terms of the Purchase Agreement in respect of the Aircraft; provided, however, notwithstanding anything contained herein to the contrary:

(i) Assignor shall at all times remain liable to Manufacturer under the Purchase Agreement as and to the extent relating to the Aircraft to perform all duties and obligations of the Customer thereunder to the same extent as if this Assignment had not been executed, and

(ii) the exercise by Assignee of any rights assigned hereunder shall not release Assignor from any of its duties or obligations to Manufacturer under the Purchase Agreement except to the extent that such exercise by Assignee shall constitute performance of such duties or obligations.

Section 3. Representations, Warranties and Covenants of Assignor. Assignor does hereby represent and warrant that Assignor has not sold, assigned or pledged or otherwise disposed of the whole or any part of the rights hereby assigned, and that such rights are free and clear of all liens, claims or encumbrances, except as provided in the Purchase Agreement.

Section 4. Acceptance of Assignment. Assignee hereby accepts the assignment contained in Section 2.

EXHIBIT C

[Credit Agreement HSH/AS B737-800]

Section 5. Rights of Assignee.

(a) Effective upon the purchase of the Aircraft by Assignee, Assignee and its successors and permitted assigns shall, to the exclusion of Assignor, be entitled to assert and enforce such rights and claims as substitute party plaintiff or otherwise, and Assignor shall, at the request of Assignee or its successors or permitted assigns and at Assignor’s expense, cooperate with and take such action as is reasonably necessary to enable Assignee and its successors and permitted assigns to enforce such rights and claims (including, without limitation, providing Assignee with a certified copy of the Purchase Agreement). In furtherance of the foregoing, Assignor hereby constitutes and appoints Assignee, its successors and permitted assigns, Assignor’s true and lawful attorney, irrevocably (it being acknowledged that such appointment is coupled with an interest, namely Assignee’s rights acquired and to be acquired hereunder) with full power (in the name of Assignor or otherwise) to ask, require, demand, receive, compromise, settle, compound and give acquittance for any and all monies and claims for monies due and to become due under, or arising out of, the Purchase Agreement in respect of the Aircraft, to the extent that the same have been assigned by this Assignment, and for such period as Assignee may exercise rights with respect thereto hereunder, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute (or, if previously commenced, assume control of) any proceedings and to obtain any recovery in connection therewith that Assignee may deem to be necessary or advisable in the premises.

(b) All amounts that the Manufacturer or subcontractor or vendor, as the case may be, is obligated to pay to Assignor under the Purchase Agreement with respect to the Aircraft, including, without limitation, in respect of refunds thereunder or resulting from the enforcement of any warranty, covenant, representation, service life policy, aircraft performance guarantee, indemnity or product support agreement thereunder or the enforcement or exercise of any right or power under the Purchase Agreement or hereunder (a “Manufacturer Payment”), will be payable and applicable directly to the Assignee.

Section 6. Certain Rights and Obligations of the Parties.

(a) Assignee confirms for the benefit of the Manufacturer and subcontractor and vendor, as the case may be, that, insofar as the provisions of the Purchase Agreement (and applicable vendor and subcontractor agreements) relate to the Aircraft, in exercising any rights under the Purchase Agreement (and applicable vendor and subcontractor agreements), or in making any claim with respect to the Aircraft or other goods and services delivered or to be delivered pursuant to the Purchase Agreement (and applicable vendor and subcontractor agreements), the terms and conditions of the Purchase Agreement (and applicable vendor and subcontractor agreements) (including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF LIABILITIES in Article 11 of Part 2 of Exhibit C of the Aircraft General Terms Agreement, and other warranty disclaimer, insurance and indemnity provisions in the Customer Support or Product Assurance Documents of Exhibits B and C to the Aircraft General Terms Agreement (and such similar provisions in the applicable Vendor and subcontractor agreements)) shall apply to, and be binding upon, Assignee to the same extent as if originally named “Customer” therein.

EXHIBIT C

[Credit Agreement HSH/AS B737-800]

Assignee further confirms that it cannot further assign its rights under the Purchase Agreement without the written consent of Manufacturer and Assignor.

(b) Nothing contained herein shall:

(i) subject the Manufacturer or subcontractors and vendors, as the case may be, to any liability to which it would not otherwise be subject under the Purchase Agreement (and applicable vendor and subcontractor agreements), or

(ii) modify in any respect the Manufacturer’s (or subcontractor’s and vendor’s, as the case may be) contract rights thereunder.

Without limiting the generality of the foregoing, nothing contained in this Assignment shall require Manufacturer (or subcontractors and vendors, as the case may be) to transfer title to or possession of the Aircraft or any other goods, property or services under the Purchase Agreement (and applicable vendor and subcontractor agreements) until delivery thereof and payment therefor pursuant to and in accordance with the terms of the Purchase Agreement (and applicable vendor and subcontractor agreements).

(c) Insofar as this Agreement purports to assign vendor and subcontractor agreements and to bind vendors and subcontractors, Assignee agrees that such assignments and binding are subject to the terms and conditions of such vendor and subcontractor agreements and any provision of this Agreement that would violate any such agreement shall be considered void to the extent relating to such agreement, and neither Assignor nor any other person has made any representations as to the assignability of such agreements or the binding effect of this Agreement on such vendors and subcontractors. For the avoidance of doubt, Assignee acknowledges that the Manufacturer makes no representations or warranties about, and does not consent to, the assignment of engine warranties or warranties, if any, provided by any vendor or subcontractor suppliers of parts or equipment installed on the Aircraft.

(d) Assignor and Assignee agree, expressly for the benefit of Manufacturer, that for all purposes of this Assignment, Manufacturer shall not be deemed to have knowledge of and need not recognize any event, condition, right, remedy or dispute affecting the interests of Assignor or Assignee unless and until Manufacturer shall have received written notice thereof addressed to its Vice President-Contracts at Boeing Commercial Airplanes, P.O. Box 3707, Mail Code 21-34, Seattle, Washington 98124, if by mail, or to (425) 234-1706 if by fax, and in acting in accordance with the Purchase Agreement and this Assignment, Manufacturer may conclusively rely upon such notice.

Section 7. Further Assurances. Assignor agrees that at any time and from time to time Assignor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Assignee may reasonably request in writing in order to obtain the full benefits of this Assignment and of the rights and powers herein granted; provided however, that the execution and delivery of any such instrument or document shall not in any way limit or restrict the rights or enlarge the obligations of Assignor in respect of any of the Operative Documents.

EXHIBIT C

[Credit Agreement HSH/AS B737-800]

Section 8. Nondisclosure. Assignor and Assignee agree, expressly for the benefit of the Manufacturer, that they will not disclose the terms of the Purchase Agreement to any third party, except:

(a) as required by applicable laws or governmental regulations,

(b) with the prior written consent of the Manufacturer,

(c) to the Loan Participants and to potential transferees thereof permitted by the Credit Agreement and Mortgage and their respective counsel or

(d) to bona fide potential purchasers of the Aircraft or Assignee’s interest therein permitted by the Credit Agreement or their respective counsel, independent auditors, insurance brokers or other agents.

Any disclosure contemplated by clause (c) or (d) of the preceding sentence shall include a requirement that the entity to whom such information is disclosed shall be subject to obligations of nondisclosure with respect to such information substantially the same as those contained herein.

Section 9. Binding Effect. This Assignment shall be binding upon and shall inure to the benefit of Assignor, Assignee and their respective successors and permitted assigns.

Section 10. Notice. Except as otherwise expressly provided herein, notice hereunder may be given, and shall be deemed to have been received when given. Notice shall be sent to:

Assignor

HSH Nordbank AG New York Branch

[                                ]

Assignee

[                                ]

Section 11. Counterparts. This Assignment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

Section 12. Governing Law. This Assignment shall be governed by and construed in accordance with the internal laws of the State of New York, including all matters of construction, validity and performance.

Section 13. Delivery. This Assignment is being delivered in the State of New York.

* * *

EXHIBIT C

[Credit Agreement HSH/AS B737-800]

IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement Assignment to be duly executed the day and year first above written.

HSH NORDBANK AG NEW YORK BRANCH, as Assignor

By:
Name:
Title:

By:
Name:
Title:

, as Assignee

By:
Name:
Title:

EXHIBIT C

[Credit Agreement HSH/AS B737-800]

EXHIBIT A

CONSENT AND AGREEMENT

The undersigned, THE BOEING COMPANY, a Delaware corporation, subject to the last paragraph hereof, hereby acknowledges notice of, and consents to all of the terms of, the Purchase Agreement Assignment dated                     ,          by and between HSH Nordbank AG New York Branch, as Security Agent (“Assignor”) and                                                   (“Assignee”) (herein called the “Purchase Agreement Assignment”; the terms defined therein or by reference therein being hereinafter used with the same meaning) and hereby confirms to the Assignor and the Assignee, and agrees, that:

(a) all representations, warranties, indemnities and agreements of the Manufacturer under the Aircraft Purchase Agreement No. 2497 dated as of June 15, 2005 between Manufacturer and Alaska, incorporated by reference with that certain Aircraft General Terms Agreement AGTA-ASA dated as of June 15, 2005 between Manufacturer and Alaska, in each case only to the extent relating to the Aircraft and including Exhibits A and B, Supplemental Exhibits AE1, BFE1, CS1, EE1 and SLP1 and Letter Agreements 2497-1 through 2497-6 (inclusive) [***]* but excluding any and all other Letter Agreements and the Excluded Provisions (as defined below) (the “Purchase Agreement”) and subject to the Engine Substitution, with respect to the Aircraft, to the extent assigned by the Assignor to the Assignee, shall inure to the benefit of the Assignee to the same extent as if originally named the “Customer” therein, subject to the terms and conditions of the Purchase Agreement Assignment and the Purchase Agreement. “Excluded Provisions” means, in relation to the Purchase Agreement, property, data, services, support and other rights of Alaska not expressly assigned pursuant to the Mortgage, including terms extended by the Manufacturer to Alaska based on (i) the overall business relationship of the parties, or (ii) the consideration to be received from Alaska under the Purchase Agreement (including without limitation the number of Aircraft purchased or to be purchased by Alaska under the Purchase Agreement), and including rights made available for the benefit of Alaska only during such time as Alaska is the owner or operator of the Aircraft;

(b) the terms and conditions of the Purchase Agreement relating to the Aircraft (including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF LIABILITIES in Article 11 of Part 2 of Exhibit C of the Aircraft General Terms Agreement and other warranty disclaimer, insurance and indemnity provision in the Customer Support and Product Assurance Documents of Exhibits B and C to the Aircraft General Terms Agreement) shall apply to, and be binding upon, the Assignee to the same extent as if originally named “Customer” therein;

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

EXHIBIT C

[Credit Agreement HSH/AS B737-800]

(c) the Manufacturer will pay to the Assignee all payments and amounts owed which the Manufacturer may be required to make in respect to the Aircraft under the Purchase Agreement directly to the Assignee at its address at                                                       Attention:                             ;

(d) the Assignee cannot further assign its rights under the Purchase Agreement without the written consent of Manufacturer, such consent not to be unreasonably withheld or delayed (it being agreed that the Manufacturer’s failure to consent based on (i) a prospective business relationship between the Manufacturer and a third party; or (ii) a current relationship between the Manufacturer and a third party (so long as such third party is not in default under any material agreement between itself and the Manufacturer) shall be unreasonable). If there is any further assignment hereunder, the assignee shall be entitled to take delivery of the Aircraft including all assigned warranties by payment of the unpaid portion of the [***]* Price at delivery that would have been made under the Purchase Agreement, as assigned to the Assignee, but without releasing the Assignor from its obligations to purchase the Aircraft under the Purchase Agreement. The Manufacturer further agrees that it will sell an appropriate support package to any further assignee purchasing one or more Aircraft;

(e) Assignor shall remain obligated to purchase the Aircraft, to the extent the Assignee fails to do so in accordance with the Purchase Agreement; and

(f) for all purposes of an Assignment under the Purchase Agreement Assignment, Manufacturer shall not be deemed to have knowledge of and need not recognize any event, condition, right, remedy or dispute affecting the interests of Assignor or Assignee unless and until Manufacturer shall have received written notice thereof from Assignor addressed to Boeing Commercial Airplanes; Attn: Vice-President- Contracts at P.O. Box 3707, Mail Code 21-34, Seattle, Washington 98124, if by mail, or to (425) 234-1706 if by fax, and in acting in accordance with the Purchase Agreement and the Purchase Agreement Assignment, Manufacturer may conclusively rely upon such notice.

The Manufacturer hereby represents and warrants that:

(i) the Manufacturer is a corporation duly organized and existing in good standing under the laws of the State of Delaware,

(ii) the making and performance of the Purchase Agreement, the Bills of Sale and this Consent and Agreement have been duly authorized by all necessary corporate action on the part of the Manufacturer, do not require any stockholder or other approval, do not contravene the Manufacturer’s Restated Certificate of Incorporation or By-laws or any indenture, credit agreement or other contractual agreement to which the Manufacturer is a party or by which it is bound, and the making of the Purchase

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

EXHIBIT C

[Credit Agreement HSH/AS B737-800]

Agreement, the Bills of Sale and this Consent and Agreement does not contravene, and to the best of the Manufacturer’s knowledge, the Manufacturer’s performance of the Bills of Sale and this Consent and Agreement, does not contravene, any law binding on the Manufacturer, and

(iii) each of the Purchase Agreement, the Bills of Sale and this Consent and Agreement constitutes a binding obligation of the Manufacturer enforceable against the Manufacturer in accordance with its respective terms, subject to (a) applicable bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Insofar as the Purchase Agreement Assignment purports to assign vendor and subcontractor agreements and to bind vendors and subcontractors, Manufacturer makes no representations or warranties about, and does not consent to, the assignment of engine warranties or warranties, if any, provided by any vendor or subcontractor suppliers of parts or equipment installed on the Aircraft.

*     *     *

This Consent and Agreement shall be governed by and construed in accordance with the internal laws of the State of Washington, including all matters of construction, validity and performance.

Dated                     ,

THE BOEING COMPANY

By:
Name:
Title:

MSN

EXHIBIT C

[Credit Agreement HSH/AS B737-800]

EXHIBIT D

ENGINE CONSENT AND AGREEMENT [HSH/AS B737-800]

                     , 200

To:	Alaska Airlines, Inc.
HSH Nordbank AG New York Branch
Norddeutsche Landesbank Girozentrale
DekaBank Deutsche Girozentrale

The undersigned, CFM International, Inc. (“CFM International”), a corporation organized and existing under the laws of the State of Delaware, hereby acknowledges notice of:

(a) the Mortgage and Security Agreement [HSH/AS B737-800], dated October 19, 2005 (the “Security Agreement”) between Alaska Airlines, Inc., an Alaska corporation (the “Assignor”) and HSH Nordbank AG New York Branch, as security agent (the “Assignee”) in respect of Boeing model B737-800 aircraft (each, an “Aircraft”), together with two (2) [***] engines for each Aircraft (collectively, the “Engines”) [***]; and

(b) the sale by The Boeing Company to Assignee of the Engines pursuant to the terms of the Purchase Agreement.

CFM International hereby consents to the collateral assignment of certain of Assignor’s rights in the CFM Purchase Agreement pursuant to the granting clauses of the Security Agreement. Any capitalized terms used but not defined herein shall have their respective meaning as set forth in the Security Agreement.

CFM International confirms to the Assignee that:

(i) the Warranties related to the Engines provided or otherwise extended to the Assignor pursuant to the CFM Purchase Agreement (namely, the New Engine Warranty, the New Parts Warranty, Ultimate Life Warranty and the Campaign Clause Warranty (the “Warranties”) shall, subject to the terms and conditions thereof and of the Security Agreement, inure to the benefit of Assignee to the same extent as if originally named “Customer” or the “Airline” therein;

(ii) Assignee shall not be liable for any of the obligations or duties of the Assignor under or in respect of the Warranties, nor shall the Security Agreement give rise to any duties or obligations whatsoever on the part of Assignee owing to CFM International except for the agreement in the Security Agreement on the part of Assignee to the effect that in exercising any rights in respect of the Warranties, or in making any claim with respect to the Warranties pursuant to the CFM Purchase Agreement, the terms and conditions of the Warranties shall apply to and be binding upon Assignee to the same extent as Assignor, nothing contained herein shall subject CFM International to any liability to which it would not otherwise be subject under the Engine Purchase Agreement or modify in any respect CFM International’s contract rights thereunder, and with respect to such agreement CFM International agrees that, anything contained in the CFM Purchase Agreement or the Security Agreement to the contrary

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT D

[Credit Agreement HSH/AS B737-800]

notwithstanding, so long as CFM International shall not have received notice from the Assignee that an Event of Default has occurred and is continuing, the Assignee shall not have any liability to CFM International for failure to comply with any of the terms of the CFM Purchase Agreement with respect to the Warranties; provided always that no person other than CFM International shall have any rights against Assignee with respect to the undertaking and agreement set forth in this paragraph (ii);

(iii) if, at such time as Assignee shall notify CFM International that an Event of Default has occurred and is continuing, Assignee desires to lease or sell any Aircraft to a person who is not then a party to a general terms agreement with CFM International, to the extent permitted under the laws of the United States of America, CFM International agrees that it will then offer to such lessee or purchaser, subject to execution of an agreement to lease or sell such Aircraft, a general terms agreement on CFM International’s then standard terms and conditions for a person in the category in which CFM International reasonably determines such lessee or purchaser falls; provided that if such lessee or purchaser is then a party to a general terms agreement with CFM International, such general terms agreement shall apply to any purchase by such lessee or purchaser of such Aircraft provided however that nothing herein shall be deemed to constitute any consent by CFM International to any assignment by the Assignee of their rights in respect of the Warranties.

CFM International hereby represents and warrants that:

(a) CFM International is a corporation duly organized and validly existing under the laws of the State of Delaware;

(b) the making and performance of this Consent and Agreement has been duly authorized by all necessary corporate action on the part of CFM International, does not require any shareholder approval and does not contravene CFM International’s certificate of incorporation or by-laws or any indenture, credit agreement or other contractual agreement to which CFM International is a party or by which it is bound or any law binding on CFM International;

(c) the making and performance of the Warranties in accordance with their terms have been duly authorized by all necessary corporate action on the part of CFM International, does not require any shareholder approval, does not contravene CFM International’s certificate of incorporation or by-laws or any indenture, credit agreement or other contractual agreement to which CFM International is a party or by which it is bound, and does not, as to the making thereof, contravene any law binding on CFM International, and to the best knowledge of CFM International, does not, as to the performance thereof, contravene any law binding on CFM International;

(d) the Warranties constitute as of the date thereof and at all times thereafter to and including the date of this Consent and Agreement a binding obligation of CFM International enforceable against CFM International in accordance with its terms and this Consent and Agreement, when executed by CFM International, will be a binding obligation of CFM International enforceable against CFM International in accordance with its terms, subject to:

(i) the limitations of application bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally; and

EXHIBIT D

[Credit Agreement HSH/AS B737-800]

(ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

This Consent and Agreement shall be binding upon and shall inure to the benefit of the Assignee and its respective successors and permitted assigns.

This Consent and Agreement may be executed by the party hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

This Consent and Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, including all matters of construction, validity and performance.

This Consent and Agreement is being delivered in the State of New York.

*     *     *

EXHIBIT D

[Credit Agreement HSH/AS B737-800]

IN WITNESS WHEREOF, the party hereto has caused this Consent and Agreement to be duly executed the day and year first above written.

HSH NORDBANK AG NEW YORK BRANCH, as Assignee

By:
Name:
Title:

By:
Name:
Title:

CFM INTERNATIONAL, INC.

By:
Name:
Title:

EXHIBIT D

[Credit Agreement HSH/AS B737-800]

EXHIBIT E

AIRCRAFT MORTGAGE

NAME AND ADDRESS OF DEBTOR Alaska Airlines, Inc. 19300 International Blvd Seattle, Washington, 98188

NAME AND ADDRESS OF SECURED PARTY HSH Nordbank AG New York Branch 230 Park Avenue New York, New York, 10169	ABOVE SPACE FOR FAA USE ONLY

Date:

Complete description of collateral being mortgaged:

AIRCRAFT:

Boeing 737-800

U.S. Registration Number:

Manufacturer’s Serial Number:

ENGINES:

CFM International, Inc. 56-7B26

Manufacturer’s Serial Numbers:                     and

together with all equipment and accessories attached thereto or used in connection therewith, including engines of 750 or more horsepower, or the equivalent, described above, and all aircraft documents and maintenance records with respect thereto, all of which are included in the term aircraft as used herein.

The above described aircraft is hereby mortgaged to the secured party for the purpose of securing in the order named:

1. The payment of all indebtedness evidenced by and according to the terms of that certain Credit Agreement, hereinbelow described, and all renewals and extensions thereof and instruments delivered thereunder.

Credit Agreement [HSH/AS B737-800] bearing the date as of October     , 2005 executed by the debtor and payable to the order of HSH Nordbank AG New York Branch and each

EXHIBIT E

[Credit Agreement HSH/AS B737-800]

Senior Loan Participant (as defined therein) in the aggregate sum of up to $172,000,000 due on or before the [***]*

2. The prompt and faithful discharge and performance of each agreement of the debtor herein contained made with or for the benefit of the secured party in connection with the indebtedness to secure which this instrument is executed, and the repayment of any sums expended or advanced by the secured party for the maintenance or preservation of the property mortgaged hereby or in enforcing its rights hereunder.

Said debtor hereby declares and hereby warrants to the said secured party that it is, and will remain the absolute owner of the legal title to the said aircraft and in possession thereof, and that the same is, and will remain free and clear of all liens of record, encumbrances, and adverse claims whatsoever (other than this mortgage).

It is the intention of the parties to deliver this instrument in the State of New York and that New York law shall be the governing law.

Provided, however, that if the debtor, its heirs, administrators, successors, or assigns shall pay all amounts owing under the Credit Agreement and the interest thereon in accordance with the terms thereof and shall keep and perform all and singular the terms, covenants, and agreements in this mortgage and the Credit Agreement, then this mortgage shall be null and void.

Time is of the essence of this mortgage. It is hereby agreed that, if default be made in the payment of any part of the principal or interest under the Credit Agreement secured hereby at the time and in the manner therein specified, or if any breach be made of any obligation or promise of the debtor herein contained or secured hereby, or if any or all of the property covered hereby be hereafter sold, leased, transferred, mortgaged, or otherwise encumbered without the written consent of the secured party first had and obtained, or in the event of the seizure of the aircraft under execution or other legal process, or if for any other reason the secured party may deem itself insecure, then the whole principal sum unpaid under the Credit Agreement, with the interest accrued thereon, shall immediately become due and payable at the option of the secured party.

Upon default, the secured party may at once proceed to foreclose this mortgage in any manner provided by law, or it may at its option, and it is hereby empowered so to do, with or without foreclosure action, enter upon the premises where the said aircraft may be and take possession thereof; and remove and sell and dispose of the same at public or private sale, and from the proceeds of such sale retain all costs and charges incurred by it in the taking or sale of said aircraft, including any reasonable attorney’s fees incurred; also all sums due it under said Credit Agreement and interest thereon, or due or owing to the said secured party, under any provisions of this mortgage, or secured hereby, with the interest thereon, and any surplus of such proceeds

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

EXHIBIT E

[Credit Agreement HSH/AS B737-800]

remaining shall be paid to the debtor, or whoever may be lawfully entitled to receive the same. If a deficiency occurs, the debtor agrees to pay such deficiency forthwith.

Said secured party or its agent may bid and purchase at any sale made under this mortgage or herein authorized, or at any sale made upon foreclosure of this mortgage.

EXHIBIT E

[Credit Agreement HSH/AS B737-800]

IN WITNESS WHEREOF, the debtor has hereunto set its hand and seal on the day and year first above written.

ALASKA AIRLINES, INC.

By:
Name:
Title:

EXHIBIT E

EXECUTION COPY

ANNEX A

DEFINITIONS

For all purposes of the Mortgage and Credit Agreement [HSH/AS B737-800] the following terms shall have the following meanings (such definitions to be equally applicable to both the singular and plural forms of the terms defined). Any agreement referred to below shall mean such agreement as amended, supplemented and modified from time to time in accordance with the applicable provisions thereof and of the other Operative Documents. Unless otherwise specified, Section references are to Sections of the Mortgage or the Credit Agreement.

“Advance” means each Advance Payment (as defined in the Boeing Purchase Agreement) payable by Borrower in respect of each Aircraft in accordance with the terms of the Boeing Purchase Agreement which, as of the Effective Date, is in the amount and payable on the date set forth in Schedule III to the Credit Agreement.

“Advance Payment Base Price” means, in respect of each Aircraft, the amount set forth in Schedule III to the Credit Agreement.

“Affiliate” means, with respect to any Person, any other Person which directly or indirectly controls, is controlled by, or under common control with, such Person. The term “control” means the possession, directly or indirectly of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Aircraft” means each Airframe together with the Engines specified in Schedule III to the Credit Agreement in the configuration (including all optional features and Buyer Furnished Equipment) specified in the Boeing Purchase Agreement, together with, as the context permits, the aircraft and engine manuals, records and other technical documents delivered therewith.

“Aircraft Mortgage” means a mortgage in the form of Exhibit E to the Credit Agreement, signed by the Borrower, but undated, and with provisions describing applicable Aircraft and the Engines left blank.

“Airframe” means each Boeing 737-800 aircraft (excluding Engines or engines from time-to-time installed thereon).

“Applicable Margin” means [***]* per annum.

“Applicable Rate” means, for any Interest Period, a rate per annum equal to the LIBO Rate for such Interest Period plus the Applicable Margin.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

[Credit Agreement HSH/AS B737-800]

“Boeing Purchase Agreement” means that certain Purchase Agreement Number 2497 dated as of June 15, 2005 between the Manufacturer and the Borrower, incorporated by reference with that certain Aircraft General Terms Agreement AGTA-ASA dated as of June 15, 2005 between Manufacturer and the Borrower, in each case only to the extent relating to the Aircraft and including Exhibits A and B, Supplemental Exhibits AE1, BFE1, CS1, EE1 and SLP1 and Letter Agreements 2497-1 through 2497-6 (inclusive) [***]*, but excluding any and all other Letter Agreements and the Excluded Provisions.

“Borrower” means Alaska Airlines Inc., an Alaska corporation, and its successors and permitted assigns.

“Borrowing Date” means the Effective Date and each date on which an Advance is payable in respect of an Aircraft under the Boeing Purchase Agreement as set forth in Schedule III to the Credit Agreement.

“Break Amount” means (A) where the Applicable Rate is not based on the LIBO Rate, the amount, if any, required to compensate each Holder for any losses, costs or expenses (excluding loss of profit) which it may incur as the result of the prepayment or acceleration (or the failure to make any such prepayment on the date irrevocably scheduled therefor) of any Loan Certificate held by it on a date other than the last day of the then current Interest Period therefor, including, without limitation, losses, costs or expenses incurred in connection with unwinding or liquidating any deposits or funding or financing arrangement with its funding sources, as reasonably determined by such Holder and (B) where the Applicable Rate is based on the LIBO Rate, an amount equal to the excess, if any, of (i) the amount of interest which otherwise would have accrued on the principal amount so prepaid or accelerated to the last day of such Interest Period (the “Break Period”) at the LIBO Rate therefor in excess of (ii) the interest component of the amount the affected Holder would have bid in the London interbank market for Dollar deposits of leading banks in amounts comparable to such principal amount and with maturities comparable to the Break Period (as reasonably determined by such Holder).

“Business Day” means any day other than a Saturday or Sunday or a day on which commercial banks are required or authorized to close in Seattle, Washington and, if such day relates to the giving of notices or quotes in connection with the LIBO Rate or a payment or prepayment of principal or interest on the Loan Certificates, the city in which the Security Agent’s office is located, New York, New York and London, England and, for the Effective Date and for the date on which any Drawing is to be made, Hannover, Germany.

“Buyer Furnished Equipment” means the equipment purchased by the Borrower and supplied to the Manufacturer to be incorporated into an Aircraft as contemplated by the Boeing Purchase Agreement.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

[Credit Agreement HSH/AS B737-800]

“Cash Contribution” means, for each Aircraft, the Borrower’s advance payment for such Aircraft of [***]* of the Advance Payment Base Price plus the Engine Substitution Contribution, payable to the Manufacturer under the Boeing Purchase Agreement, and as initially reflected in Schedule III to the Credit Agreement.

“Certificate Register” has the meaning specified in Section 5.7 of the Credit Agreement.

“CFM Purchase Agreement” means that certain General Terms Agreement No. 6-7695 dated as of January 8, 1991, as amended from time to time by and between the Engine Manufacturer and the Borrower, to the extent relating to the Engines and if and only if an Engine Warranty Substitution has occurred, including all Exhibits, Appendices, Tables and Letter Agreements with respect thereto, but excluding Excluded Provisions.

“Code” means the Internal Revenue Code of 1986, as amended.

“Commitment” in respect of any Advance has the meaning specified in Section 2.1 of the Credit Agreement.

“Commitment Fee” means [***]* per annum of the outstanding unutilized Maximum Commitment of each Loan Participant, as cancelled or reduced under Section 3.5 of the Credit Agreement.

“Commitment Termination Date” means the date of the last Advance specified in Schedule III to the Credit Agreement, however, if an Excusable Delay (as defined in the Boeing Purchase Agreement) occurs, or if any other delay occurs which does not result in a termination of either Purchase Agreement or an Event of Default hereunder, then the Commitment Termination Date may be a date not more than 90 days after such date, or as extended by agreement of all Loan Participants.

“Consent and Agreement” means the Manufacturer Consent and Agreement [HSH/AS B737-800], dated as of October 19, 2005, among the Borrower, the Loan Participants, the Security Agent, as assignee, and the Manufacturer.

“Credit Agreement” means that certain Credit Agreement [HSH/AS B737-800], dated as of October 19, 2005, among the Borrower, the Loan Participants and the Security Agent as such Credit Agreement may be amended or supplemented from time to time pursuant to the applicable provisions thereof.

“Default” means any event which with the giving of notice or the lapse of time or both if not timely cured or remedied would become an Event of Default pursuant to Section 2 of the Mortgage.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

[Credit Agreement HSH/AS B737-800]

“Delivery Date” means, for any Aircraft, the date on which such Aircraft is delivered by Manufacturer and accepted by Borrower or its permitted assignee under the Boeing Purchase Agreement.

“Dollars”, “Dollar” and “$” means the lawful currency of the United States of America.

“Drawing” in respect of any Advance means the borrowing made by the Borrower on the Borrowing Date with respect to such Advance from each Loan Participant.

“Effective Date” means the date as defined in Section 2.2 on which the initial Drawings are made under the Credit Agreement, being a date on or before October 30, 2005.

“Engine” means in respect of each Airframe, each of the CFM International, Inc. model 56-7B26 engines delivered with such Airframe under the Boeing Purchase Agreement, subject to any Engine Substitution.

“Engine Consent and Agreement” means the Engine Manufacturer Consent and Agreement [HSH/AS B737-800] executed by the Engine Manufacturer and the Security Agent, if and only if an Engine Warranty Substitution has occurred.

“Engine Manufacturer” means CFM International, Inc.

“Engine Substitution” means [***]*

“Engine Warranty Substitution” means the amendment of either or both of the Boeing Purchase Agreement and the CFM Purchase Agreement that results in substitution of the warranties in relation to the Engines given by the Manufacturer under the Boeing Purchase Agreement with warranties given by the Engine Manufacturer under the CFM Purchase Agreement.

“Engine Substitution Contribution” means, in respect of the Cash Contribution, an amount of [***]* payable by the Borrower to the Manufacturer under the Boeing Purchase Agreement.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“Event of Default” has the meaning specified in Section 2 of the Mortgage.

“Excluded Provisions” means, in relation to the Boeing Purchase Agreement and the CFM Purchase Agreement, as applicable, property, data, services, support and other rights of the Borrower not expressly assigned pursuant to the Mortgage, including terms extended by the Manufacturer or the Engine Manufacturer to the Borrower (including confidential modifications

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

[Credit Agreement HSH/AS B737-800]

to provisions of such agreements that have not been, and will not be, disclosed to the Security Agent or Holders) based on (i) the overall business relationship of the parties, or (ii) the consideration to be received from the Borrower under the Purchase Agreement (including without limitation the number of Aircraft or Engines purchased or to be purchased by the Borrower under the Purchase Agreement), and including rights made available for the benefit of the Borrower only during such time as the Borrower is the owner or operator of the Aircraft or the Engines.

“Expense” or “Expenses” means any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, out of pocket costs, expenses and disbursements (including reasonable legal fees and expenses) of whatever kind and nature but excluding Taxes, internal costs and expenses such as salaries, any amounts that would be included in Break Amounts, and overhead of whatsoever kind and nature.

“Facility Amount” means $172,000,000, or such lesser amount as specified in Schedule III to the Credit Agreement, as cancelled or reduced by the Borrower under Section 3.5 of the Credit Agreement.

“Federal Aviation Act” means subtitle VII of Title 49 of the United States Code, or any successor provision.

“Fee Letter” means [***]*

“Final Repayment Date” means August 31, 2009 [***]*

“GAAP” means the United States’ generally accepted accounting principles, consistently applied.

“Holder” means, at any time, each Loan Participant and any holder of one or more Loan Certificates.

“Indemnitee” or “Indemnitees” means the Security Agent, the Holders and each of their respective successors, permitted assigns, directors, officers, and employees.

“Interest Payment Date” means the first day of each month occurring after the Effective Date, provided that, if any such date shall not be a Business Day, then the relevant Interest Payment Date shall be the next succeeding Business Day.

“Interest Period” means, (i) initially, the period commencing on the Effective Date and ending on the first Interest Payment Date, and (ii) thereafter, the period commencing on the last day of the previous Interest Period and ending on the next Interest Payment Date or, if earlier, the Final Repayment Date.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

[Credit Agreement HSH/AS B737-800]

“LIBO Rate” means, with respect to any Interest Period, a rate per annum (calculated on the basis of a 360-day year and actual days elapsed) equal to (x) for the first (if for a period of less than one month) Interest Period for a Series of Drawings, the rate certified by the Loan Participants as their cost of funds for such period and (y) otherwise, the rate determined by the Security Agent (with notice to the Loan Participants and the Borrower) by reference to Telerate Page 3750 as of 11:00 A.M. (London time) on the day two London business days prior to the first day of such Interest Period for a period comparable to such Interest Period.

“Lien” means any mortgage, pledge, lien, claim, encumbrance, lease, security interest or other lien of any kind on property.

“Loan Certificates” means the loan certificates issued pursuant to Section 5.2(a) of the Credit Agreement and any such certificates issued in exchange or replacement therefor pursuant to Section 5.7 or 5.8 of the Credit Agreement.

“Loan Participant” means those parties identified in Schedule I to the Credit Agreement, and its successors and assigns.

“Majority in Interest of Holders” means, as of any date of the determination thereof, the Holders of not less than [***]*% in aggregate outstanding principal amount of all Loan Certificates as of such date. For all purposes of the foregoing definition, in determining as of any date the then aggregate outstanding principal amount of Loan Certificates, there shall be excluded any Loan Certificates, if any, held by the Borrower or any of its Affiliates (unless the Borrower and/or its Affiliates, as the case may be, own all Loan Certificates then outstanding).

“Manufacturer” means The Boeing Company, in its capacity as manufacturer of the Aircraft, and its successors and assigns.

[***]*

“Material Adverse Effect” means [***]*

“Maximum Commitment” means with respect to each Loan Participant, such Loan Participant’s Participation Percentage multiplied by the Facility Amount, as cancelled or reduced under Section 3.5 of the Credit Agreement.

“Mortgage” means the Mortgage and Security Agreement [HSH/AS B737-800], dated as of October 19, 2005, between Borrower and Security Agent, including each supplement from time to time entered into pursuant hereto.

“Mortgage Estate” means the “Mortgage Estate” as defined in the Granting Clause of the Mortgage.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

[Credit Agreement HSH/AS B737-800]

“Non-U.S. Person” means any Person other than (i) a citizen or resident of the United States of America (for purposes of this definition, the “United States”), (ii) a corporation, partnership, limited liability company or other entity created or organized under the laws of the United States or any political subdivision thereof or therein or (iii) an estate or trust that is subject to United States federal income taxation regardless of the source of its income.

“Operative Documents” means the Credit Agreement, the Mortgage, the Loan Certificates, the Purchase Agreements, the Consent and Agreement, and the Engine Consent and Agreement, each Aircraft Mortgage and any amendments or supplements of any of the foregoing.

“Participation Percentage” in respect of each Loan Participant, the percentage set forth for such Loan Participant on Schedule II to the Credit Agreement.

“Past Due Rate” means a per annum rate equal to the Applicable Rate plus [***]* calculated on the basis of a year of 360 days and actual number of days elapsed.

“Payment Account” means the account established pursuant to Section 5.4(a) of the Credit Agreement.

“Payment Office” means the bank and account number of the Security Agent referred to in Schedule I to the Credit Agreement.

“Permitted Investments” means those investments described in Section 5.1 of the Mortgage.

“Permitted Lien” means any Lien permitted under Section 1.1 of the Mortgage.

“Person” means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, estate or trust, unincorporated organization or government or any agency or political subdivision thereof.

“Plan” means an “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA) or any “plan” (as such term is defined in Section 4975(e)(1) of the Code) which is maintained or contributed to by the Borrower or an Affiliate that, together with the Borrower, is treated as a single employer under Section 414(b), (c) or (m) of the Code or with respect to which Borrower has any direct or indirect material liability.

“Purchase Agreements” means, collectively, the Boeing Purchase Agreement and, from the date of any Engine Warranty Substitution, the CFM Purchase Agreement.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

[Credit Agreement HSH/AS B737-800]

“Regulation D” means Regulation D of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

“Regulatory Change” means, with respect to any Holder, any change that occurs after the date of the Mortgage in Federal, state or foreign law or regulations (including Regulation D) or the adoption or making after such date of any interpretation, directive or request applying to a class of banks or financial institutions including such Holder of or under any Federal, state or foreign law or regulations (whether or not having the force of law and whether or not failure to comply therewith would be unlawful so long as compliance therewith is standard banking practice in the relevant jurisdiction) by any court or governmental or monetary authority charged with the interpretation or administration thereof. For the avoidance of doubt, the coming into effect of any applicable law or regulations, policies, orders, directives or guidelines issued by any governmental body, monetary authority or other regulatory organization (whether or not having the force of law) with respect to, arising out of, or in connection with the matters discussed and/or set forth in the proposals set forth in the June 1999 Consultative Paper issued by the Basle Committee or Banking Supervision (as modified, supplemented, revised and/or superseded by any subsequent proposal, consultative paper or other document) shall be deemed a Regulatory Change, except to the extent that compliance therewith has been made mandatory with respect to any Loan Participant on or prior to the Effective Date.

“Reserve Requirement” means, for any Loan Certificate, the average maximum rate at which reserves (including, without limitation, any marginal, supplemental or emergency reserves) are required to be maintained during the Interest Period in respect of such Loan Certificate under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding one billion Dollars against “Eurocurrency liabilities” (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement includes any other reserves required to be maintained by such member banks by reason of any Regulatory Change with respect to (i) any category of liabilities that includes deposits by reference to which the LIBO Rate is to be determined or (ii) any category of extensions of credit or other assets that includes the Loan Certificates.

“Scheduled Delivery Date” means, for each Aircraft, the date specified in Schedule III to the Credit Agreement.

“Securities Act” means the Securities Act of 1933, as amended.

“Security Agent” means HSH Nordbank New York Branch, in its capacity as Security Agent hereunder, and any successor thereto in such capacity.

“Series” has the meaning specified in Section 2.1 of the Credit Agreement.

“Tax” or “Taxes” means any and all fees (including, without limitation, license, documentation and registration fees), taxes (including, without limitation, income, gross receipts, sales, rental, use, turnover, value added, property (tangible and intangible), excise and stamp taxes), licenses, levies, imposts, duties, recording charges or fees, charges, assessments, or

[Credit Agreement HSH/AS B737-800]

withholdings of any nature whatsoever, together with any assessments, penalties, fines, additions to tax and interest thereon.

“U.S. Air Carrier” means any United States air carrier as to which there is in force a certificate issued pursuant to Section 40102(a) of the Federal Aviation Act, and which is a citizen of the United States (as defined in Section 40102(a)(15) of the Federal Aviation Act) holding an air carrier operating certificate issued by the Secretary of Transportation pursuant to chapter 447 of title 49 (or the equivalent authority issued by the Civil Aeronautics Board under the predecessor regulatory laws, rules and regulations) for aircraft capable of carrying 10 or more individuals or 6,000 pounds or more of cargo or which may operate as an air carrier by certification or otherwise under any successor or substitute provisions therefor or in the absence thereof.